Exhibit 4.12








                             COMMERCE BANCORP, INC.

                         ______________________________




                         ______________________________


                                    INDENTURE

                     Dated as of [_______________ ___, 20__]
                         ______________________________




                              THE BANK OF NEW YORK


                                   as Trustee


                         ______________________________


                         JUNIOR SUBORDINATED DEBENTURES

                             COMMERCE BANCORP, INC.

           RECONCILIATION AND TIE BETWEEN TRUST INDENTURE ACT OF 1939
                  AND INDENTURE, DATED AS OF [_______________]

  TRUST INDENTURE                                  INDENTURE
     ACT SECTION                                    SECTION

     310(a)(1)                                     6.09
     310(a)(2)                                     6.09; 6.10; 6.11
     310(a)(3)                                     N/A
     310(a)(4)                                     N/A
     310(a)(5)                                     6.09
     310(b)                                        6.08
     310(c)                                        N/A
     311(a)                                        6.13
     311(b)                                        6.13
     311(c)                                        N/A
     312(a)                                        4.01(a); 4.02(a)
     312(b)                                        4.02(b)
     312(c)                                        4.02(d)
     313(a)                                        4.04(a)
     313(b)                                        4.04(a)
     313(c)                                        4.04(a)
     313(d)                                        4.04(b)
     314(a)                                        3.05; 4.03
     314(b)                                        N/A
     314(c)(1)                                     6.07; 9.05
     314(c)(2)                                     6.07; 9.05
     314(c)(3)                                     N/A
     314(d)                                        N/A
     314(e)                                        6.07; 9.05
     314(f)                                        N/A
     315(a)                                        6.01
     315(b)                                        5.09
     315(c)                                        6.01
     315(d)                                        6.01
     315(e)                                        5.10
     316(a)                                        1.01
     316(a)(1)                                     5.08
     316(a)(2)                                     5.08
     316(b)                                        5.08
     316(c)                                        7.01
     317(a)                                        5.05
     317(b)                                        6.05
     318(a)                                        13.08

THIS RECONCILIATION AND TIE SHALL NOT, FOR ANY PURPOSE, BE DEEMED TO BE PART OF THE INDENTURE.

                                                  TABLE OF CONTENTS
                                                                                                               PAGE


                                                      ARTICLE I
                                                     DEFINITIONS

   SECTION 1.01  Definitions......................................................................................1
   SECTION 1.02  Rules of Construction...........................................................................11

                                                     ARTICLE II
                                                     DEBENTURES

   SECTION 2.01  Forms Generally.................................................................................12
   SECTION 2.02  Execution and Authentication....................................................................14
   SECTION 2.03  Form and Payment................................................................................16
   SECTION 2.04  Global Debenture................................................................................16
   SECTION 2.05  Payment of Principal and Interest...............................................................18
   SECTION 2.06  Transfer........................................................................................18
   SECTION 2.07  Replacement Debentures..........................................................................19
   SECTION 2.08  Temporary Debentures............................................................................19
   SECTION 2.09  Cancellation....................................................................................20
   SECTION 2.10  Defaulted Interest..............................................................................20
   SECTION 2.11  CUSIP Numbers...................................................................................21

                                                     ARTICLE III
                                         PARTICULAR COVENANTS OF THE COMPANY

   SECTION 3.01  Payment of Principal and Interest...............................................................21
   SECTION 3.02  Offices for Notices and Payments, etc...........................................................21
   SECTION 3.03  Appointments to Fill Vacancies in Office of Trustee.............................................22
   SECTION 3.04  Provision as to Paying Agent....................................................................22
   SECTION 3.05  Certificate to Trustee..........................................................................23
   SECTION 3.06  Compliance with Consolidation Provisions........................................................23
   SECTION 3.07  Limitation on Dividends.........................................................................23
   SECTION 3.08  Ownership of Common Securities..................................................................24
   SECTION 3.09  Payment of Expenses.............................................................................25
   SECTION 3.10  Payment Upon Resignation or Removal.............................................................25

                                                     ARTICLE IV
                         LIST OF DEBENTUREHOLDERS AND REPORTS BY THE COMPANY AND THE TRUSTEE

   SECTION 4.01  List of Holders.................................................................................26
   SECTION 4.02  Preservation and Disclosure of Lists............................................................26
   SECTION 4.03  Reports by the Company..........................................................................27
   SECTION 4.04  Reports by the Trustee..........................................................................28






                                                      ARTICLE V
                         REMEDIES OF THE TRUSTEE AND DEBENTUREHOLDERS UPON EVENT OF DEFAULT

   SECTION 5.01  Events of Default...............................................................................29
   SECTION 5.02  Payment of Securities on Default; Suit Therefor.................................................31
   SECTION 5.03  Application of Moneys Collected by Trustee......................................................33
   SECTION 5.04  Proceedings by Holders..........................................................................33
   SECTION 5.05  Proceedings by Trustee..........................................................................34
   SECTION 5.06  Remedies Cumulative and Continuing..............................................................35
   SECTION 5.07  Restoration of Rights and Remedies..............................................................35
   SECTION 5.08  Direction of Proceedings and Waiver of Defaults by Majority of Holders..........................35
   SECTION 5.09  Notice of Defaults..............................................................................36
   SECTION 5.10  Undertaking to Pay Costs........................................................................37

                                                     ARTICLE VI
                                               CONCERNING THE TRUSTEE

   SECTION 6.01  Duties and Responsibilities of Trustee..........................................................37
   SECTION 6.02  Reliance on Documents, Opinions, etc............................................................38
   SECTION 6.03  No Responsibility for Recitals, etc.............................................................40
   SECTION 6.04  Trustee, Authenticating Agent, Paying Agents, Transfer Agents and Registrar May Own
   Debentures....................................................................................................40
   SECTION 6.05  Moneys to be Held in Trust......................................................................40
   SECTION 6.06  Compensation and Expenses of Trustee............................................................41
   SECTION 6.07  Officers' Certificate as Evidence...............................................................41
   SECTION 6.08  Conflicting Interest of Trustee.................................................................42
   SECTION 6.09  Eligibility of Trustee..........................................................................42
   SECTION 6.10  Resignation or Removal of Trustee...............................................................42
   SECTION 6.11  Acceptance by Successor Trustee.................................................................43
   SECTION 6.12  Succession by Merger, etc.......................................................................44
   SECTION 6.13  Limitation on Rights of Trustee as a Creditor...................................................44
   SECTION 6.14  Authenticating Agents...........................................................................45
   SECTION 6.15  Trustee Not Fiduciary for Holders of Senior Indebtedness........................................46

                                                     ARTICLE VII
                                           CONCERNING THE DEBENTUREHOLDERS

   SECTION 7.01  Action by Holders...............................................................................46
   SECTION 7.02  Proof of Execution by Holders...................................................................47
   SECTION 7.03  Who Are Deemed Absolute Owners..................................................................47
   SECTION 7.04  Debentures Owned by Company Deemed Not Outstanding..............................................47
   SECTION 7.05  Revocation of Consents; Future Holders Bound....................................................48




                                                    ARTICLE VIII
                                            MEETINGS OF DEBENTUREHOLDERS

   SECTION 8.01  Purposes of Meetings............................................................................48
   SECTION 8.02  Call of Meetings by Trustee.....................................................................49
   SECTION 8.03  Call of Meetings by Company or Holders..........................................................49
   SECTION 8.04  Qualifications for Voting.......................................................................50
   SECTION 8.05  Regulations.....................................................................................50
   SECTION 8.06  Voting..........................................................................................51

                                                     ARTICLE IX
                                                     AMENDMENTS

   SECTION 9.01  Without Consent of Holders......................................................................51
   SECTION 9.02  With Consent of Holders.........................................................................53
   SECTION 9.03  Compliance with Trust Indenture Act; Effect of Supplemental Indentures..........................55
   SECTION 9.04  Notation on Debentures..........................................................................55
   SECTION 9.05  Evidence of Compliance of Supplemental Indenture to be Furnished to Trustee.....................55

                                                      ARTICLE X
                             CONSOLIDATION, MERGER, SALE, CONVEYANCE, TRANSFER AND LEASE

   SECTION 10.01  Company May Consolidate, etc., on Certain Terms................................................55
   SECTION 10.02  Successor Person to be Substituted for Company.................................................56
   SECTION 10.03  Opinion of Counsel to be Given Trustee.........................................................56

                                                     ARTICLE XI
                                       SATISFACTION AND DISCHARGE OF INDENTURE

   SECTION 11.01  Discharge of Indenture.........................................................................57
   SECTION 11.02  Deposited Moneys and U.S. Government Obligations to be Held in Trust by Trustee................58
   SECTION 11.03  Paying Agent to Repay Moneys Held..............................................................58
   SECTION 11.04  Return of Unclaimed Moneys.....................................................................58
   SECTION 11.05  Defeasance Upon Deposit of Moneys or U.S. Government Obligations...............................58

                                                     ARTICLE XII
                           IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS

   SECTION 12.01  Indenture and Debentures Solely Corporate Obligations..........................................60

                                                    ARTICLE XIII
                                              MISCELLANEOUS PROVISIONS

   SECTION 13.01  Successors.....................................................................................60



   SECTION 13.02  Official Acts by Successor Company.............................................................61
   SECTION 13.03  Surrender of Company Powers....................................................................61
   SECTION 13.04  Addresses for Notices, etc.....................................................................61
   SECTION 13.05  Governing Law..................................................................................61
   SECTION 13.06  Evidence of Compliance with Conditions Precedent...............................................61
   SECTION 13.07  Business Days..................................................................................62
   SECTION 13.08  Trust Indenture Act to Control.................................................................62
   SECTION 13.09  Table of Contents, Headings, etc...............................................................62
   SECTION 13.10  Execution in Counterparts......................................................................62
   SECTION 13.11  Severability...................................................................................62
   SECTION 13.12  Assignment.....................................................................................63
   SECTION 13.13  Acknowledgment of Rights.......................................................................63

                                                     ARTICLE XIV
                                              REDEMPTION OF DEBENTURES

   SECTION 14.01  Special Event Redemption.......................................................................63
   SECTION 14.02  Optional Redemption by Company.................................................................64
   SECTION 14.03  Notice of Redemption; Selection of Debentures..................................................64
   SECTION 14.04  Payment of Debentures Called for Redemption....................................................65

                                                     ARTICLE XV
                                             SUBORDINATION OF DEBENTURES

   SECTION 15.01  Agreement to Subordinate.......................................................................65
   SECTION 15.02  Default on Senior Indebtedness.................................................................66
   SECTION 15.03  Liquidation; Dissolution; Bankruptcy...........................................................67
   SECTION 15.04  Subrogation....................................................................................68
   SECTION 15.05  Trustee to Effectuate Subordination............................................................68
   SECTION 15.06  Notice by the Company..........................................................................69
   SECTION 15.07  Rights of the Trustee; Holders of Senior Indebtedness..........................................70
   SECTION 15.08  Subordination May Not Be Impaired..............................................................70
   SECTION 15.09  Payment Blockage Notice........................................................................71

                                                     ARTICLE XVI
                                        EXTENSION OF INTEREST PAYMENT PERIOD

   SECTION 16.01  Extension of Interest Payment Period...........................................................71
   SECTION 16.02  Notice of Extension............................................................................72

                                                    ARTICLE XVII
                                             [CONVERSION OF debentures]

   SECTION 17.01  [Conversion Rights.............................................................................73
   SECTION 17.02  Exercise of Conversion Privilege...............................................................73
   SECTION 17.03  Fractional Shares..............................................................................74
   SECTION 17.04  Adjustment of Conversion Price.................................................................75
   SECTION 17.05  Notice of Adjustments of Conversion Price......................................................77




   SECTION 17.06  Notice of Certain Corporate Action.............................................................77
   SECTION 17.07  Company to Reserve Common Stock................................................................78
   SECTION 17.08  Taxes on Conversions...........................................................................78
   SECTION 17.09  Covenant as to Common Stock....................................................................78
   SECTION 17.10  Cancellation of Converted Debentures...........................................................79
   SECTION 17.11  Provisions in Case of Consolidation, Merger or Sale of Assets..................................79



         INDENTURE, dated as of [________________], between Commerce Bancorp, Inc., a New Jersey corporation (the "Company"), and The Bank of New York, a New York banking corporation, as debenture trustee (the "Trustee").

         WHEREAS, the Company may from time to time create or establish one or more statutory trusts for the purpose of issuing undivided beneficial interests in the assets of such trust or trusts (the "Trust Securities"), the proceeds from the sale of which will be used by such statutory trust or trusts to acquire the Company's Debentures (as hereinafter defined).

         WHEREAS, all things necessary to make the Debentures, when duly issued and executed by the Company and authenticated and delivered hereunder, the valid obligations of the Company, and to make this Indenture a valid and binding agreement of the Company, enforceable in accordance with its terms, have been done.

                                 NOW THEREFORE:

         Each of the Company and the Trustee, intending to be legally bound hereby, agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders (as hereinafter defined) of the securities issued hereunder:

                                    ARTICLE I
                                   DEFINITIONS

SECTION 1.01      Definitions.

         "Additional Sums" shall have the meaning set forth in Section 2.05(d).

         "Affiliate" shall have the meaning given to that term in Rule 405 under the Securities Act or any successor rule thereunder.

         "Allocable Amounts", when used with respect to any Senior Indebtedness, means all amounts due or to become due on such Senior Indebtedness less, if applicable, any amount which would have been paid to, and retained by, the holders of such Senior Indebtedness (whether as a result of the receipt of payments by the holders of such Senior Indebtedness from the Company or any other obligor thereon or from any holders of, or trustee in respect of, other indebtedness that is subordinate and junior in right of payment to such Senior Indebtedness pursuant to any provision of such indebtedness for the payment over of amounts received on account of such indebtedness to the holders of such Senior Indebtedness or otherwise) but for the fact that such Senior Indebtedness is subordinate or junior in right of payment to (or subject to a requirement that amounts received on such Senior Indebtedness be paid over to obligees on) trade accounts payable or accrued liabilities arising in the ordinary course of business.

         "Authenticating Agent" shall mean any agent or agents of the Trustee which at the time shall be appointed and acting pursuant to Section 6.14.

         "Bankruptcy Law" shall mean Title 11, U.S. Code, or any similar federal or state law for the relief of debtors.

         "Board of Directors" shall mean either the Board of Directors of the Company or any duly authorized committee of that board.

         "Board Resolution" shall mean a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee or (ii) a certificate signed by the authorized officer or officers to whom the Board of Directors has delegated authority to make such certifications, and in each case, delivered to the Trustee.

         "Book-Entry  Preferred  Securities" shall have the meaning set forth in
Section 2.04(a)(i).

         "Business Day" shall mean, with respect to any series of Debentures, any day other than a Saturday, a Sunday or a day on which banking institutions in the Borough of Manhattan in the City of New York are authorized or required by law, regulation or executive order to close.

         "Closing Price" with respect to any securities on any date means the closing per share sale price (or, if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and average ask prices) on such date as reported in the composite transactions for the principal United States securities exchange on which such security is traded (which is currently the New York Stock Exchange with respect to the Common Stock) or, if the security is not listed on a United States national or regional securities exchange, as reported by the National Association of Securities Dealers Automated Quotation System or by the National Quotation Bureau Incorporated, or if not so available, in such manner as furnished by any New York Stock Exchange member firm selected from time to time by the Board of Directors for that purpose, or a price determined in good faith by the Board of Directors or, to the extent permitted by applicable law, a duly authorized committee thereof, whose determination shall be conclusive.

         "Commission" shall mean the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

         "Common Securities" shall mean undivided beneficial interests in the assets of a Trust which are designated as "Common Securities" and rank pari passu with Preferred Securities issued by such Trust; provided, however, that if an Event of Default has occurred and is continuing, no payments in respect of distributions on, or payments upon liquidation, redemption or otherwise with respect to, the Common Securities shall be made until the holders of the Preferred Securities shall be paid in full the distributions and the liquidation, redemption and other payments to which they are then entitled.

         "Common Securities Guarantee" shall mean any guarantee that the Company may enter into that operates directly or indirectly for the benefit of holders of Common Securities.

         "Common Stock" shall mean the Common Stock, $1.00 par value per share, of the Company or any other class of stock resulting from changes or reclassifications of such Common Stock consisting solely of changes in par value, or from par value to no par value.

         "Compounded  Interest"  shall  have the  meaning  set forth in  Section
16.01.

         "Company" shall mean the person identified as "Company" in the preamble to this Indenture and, subject to the provisions of Article X, shall also include its successors and assigns.

         "Company Request" or "Company Order" shall mean a written request or order signed in the name of the Company by an Officer and delivered to the Trustee.

         ["Conversion Price" shall mean the quotient obtained by dividing $[_____] by the Conversion Ratio and rounding the result to four decimal places.]

         ["Conversion Ratio" shall have the meaning set forth in Section 17.01.]

         ["Conversion Request" means (a) the irrevocable request to be delivered by a Holder to the applicable agent for conversion directing such agent to convert the Debentures into shares of Common Stock and (b) the irrevocable request to be given by a holder of Preferred Securities to the applicable agent for conversion directing such agent to exchange such stock on behalf of such holder.]

         "Corporate Trust Office of the Trustee", or other similar term, shall mean the office of the Trustee, at which at any particular time its corporate trust business shall be administered.

         "Coupon Rate" when used with respect to the Debentures of any series means the stated rate of interest of that series.

         "Custodian" shall mean any receiver, trustee, assignee, liquidator, or similar official under any Bankruptcy Law.

         "Debentures" shall mean any of the junior subordinated debentures of any series issued, authenticated and delivered under this Indenture.

         "Debenture Register" shall mean (i) prior to a Dissolution Event, the list of holders provided to the Trustee pursuant to Section 4.01, and (ii) following a Dissolution Event, any Debenture register maintained by a Debenture registrar for the Debentures appointed by the Company following the execution of a supplemental indenture providing for transfer procedures as provided for in
Section 2.06(a).

         "Declaration" shall mean the Amended and Restated Declaration of Trust of a Trust among the Company, as sponsor, The Bank of New York, as Property Trustee, The Bank of New York (Delaware) or other Delaware Trustee named therein and the Administrative Trustees named therein, as the same may be amended from time to time.

         "Default" shall mean any event, act or condition that with notice or lapse of time, or both, would constitute an Event of Default.

         "Defaulted Interest" shall have the meaning set forth in Section 2.10.

         "Deferred Interest" shall have the meaning set forth in Section 16.01.

         "Definitive Debentures" shall mean those Debentures issued in fully registered certificated form not otherwise in global form.

         "Depositary" shall mean, with respect to the Debentures for which the Company shall determine that such Debentures will be issued as a Global Debenture, The Depository Trust Company, New York, New York, or another clearing agency, or any successor registered as a clearing agency pursuant to Section 17A of the Exchange Act or other applicable statute or regulation, which, in each case, shall be designated by the Company pursuant to Section 2.04(d).

         "Dissolution Event" shall mean any event resulting in the dissolution of a Trust pursuant to a Declaration, and the distribution of the Debentures held by the Property Trustee to the holders of the Trust Securities issued by such Trust pro rata in accordance with the Declaration.

         "Event of Default" shall mean any event specified in Section 5.01, continued for the period of time, if any, and after the giving of the notice, if any, therein designated.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         "Extended Period" shall have the meaning set forth in Section 16.01.

         "Federal Reserve" shall mean the Board of Governors of the Federal Reserve System.

         "Global Debenture" shall mean, with respect to the Debentures of any series, a Debenture of that series executed by the Company and delivered by the Trustee to the Depositary or pursuant to the Depositary's instruction, or if no instructions are received, then held by the Property Trustee as custodian on behalf of the Depositary, all in accordance with this Indenture, which Debenture shall be registered in the name of the Depositary or its nominee, Cede & Co.

         "Holder", "holder of Debentures" or other similar terms, shall mean any Person in whose name at the time a particular Debenture is registered in the Debenture Register kept by the Company or the Trustee for that purpose in accordance with the terms of this Indenture.

         "Indebtedness" shall mean, whether recourse as to all or a portion of the assets of the Company and whether or not contingent, (i) every obligation of the Company for money borrowed; (ii) every obligation of the Company evidenced by bonds, debentures, notes or other similar instruments, including obligations incurred in connection with the acquisition of property, assets or businesses;
(iii) every reimbursement obligation of the Company with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of the Company; (iv) every obligation of the Company issued, assumed as the deferred purchase price of property or services (but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business); (v) every capital lease obligation of the Company; (vi) all indebtedness of the Company, whether incurred on or prior to the date of this Indenture or hereafter incurred, for claims in respect of derivative products, including interest rate, foreign exchange rate and commodity forward contracts, options and swaps and similar arrangements; and (vii) every obligation of the type referred to in clauses (i) through (vi) of another Person and all dividends of another Person the payment of which, in either case, the Company has guaranteed or is responsible or liable for directly or indirectly, as obligor or otherwise.

         "Indebtedness Ranking on a Parity with the Debentures" shall mean (i) Indebtedness, whether outstanding on the date of execution of this Indenture or thereafter created, assumed or incurred, to the extent such Indebtedness by its terms ranks pari passu with and not prior or senior to or junior to the Debentures (or Indebtedness on a parity with the Debentures) in the right of payment upon the happening of the dissolution, winding-up, liquidation or reorganization of the Company including, without limitation, all other debt securities, and guarantees in respect of those debt securities, issued to any trust or a trustee of such trust, partnership or other entity affiliated with the Company, that is a financing vehicle of the Company (a "financing entity") in connection with the issuance by such financing entity of equity securities or other securities guaranteed by the Company pursuant to an instrument that ranks pari passu to the Preferred Securities Guarantee. The securing of any Indebtedness otherwise constituting Indebtedness Ranking on a Parity with the Debentures shall not be deemed to prevent such Indebtedness from constituting Indebtedness Ranking on a Parity with the Debentures with respect to any assets of the Company not securing such Indebtedness.

         "Indebtedness Ranking Junior to the Debentures" shall mean any Indebtedness, whether outstanding on the date of execution of this Indenture or hereafter created, assumed or incurred, to the extent such Indebtedness by its terms ranks junior to and not pari passu with or prior or senior to the Debentures (or Indebtedness on a parity with the Debentures) in right of payment upon the happening of the dissolution or winding-up or liquidation or reorganization of the Company. The securing of any Indebtedness otherwise constituting Indebtedness Ranking Junior to the Debentures shall not be deemed to prevent such Indebtedness from constituting Indebtedness Ranking Junior to the Debentures with respect to any assets of the Company not securing such Indebtedness.

         "Indenture" shall mean this instrument as originally executed or, if amended as herein provided, as so amended.

         "Initial Optional Redemption Date" shall mean [______________________].

         "Interest Payment Date" when used with respect to the Debenture of any series, means the stated maturity of any installment of interest on the Debentures of that series.

         "Interest Payment Date" when used with respect to the Debentures of any series, means the stated maturity of any installment of interest on the Debentures of that series.

         "Investment Company" shall mean an investment company as defined in the Investment Company Act.

         "Investment Company Act" shall mean the Investment Company Act of 1940, as amended from time to time, or any successor legislation.

         "Investment Company Event" shall mean the receipt by the Company and the Trust of an opinion of independent securities counsel experienced in such matters to the effect that as a result of

         (a) any amendment to, or change (including any announced prospective change) in, the laws or any regulations thereunder of the United States or any rules, guidelines or policies of any applicable regulatory authority for the Company or

         (b) any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or which pronouncement or decision is announced on or after the date of original issuance of the Debentures, the Trust is, or within 90 days of the date of such opinion will be, considered an investment company that is required to be registered under the Investment Company Act.

         "Issue Date", with respect to Debentures, of any series, means the date on which the Debentures of such series are originally issued.

         "Like Amount" shall mean Debentures having a principal amount equal to the liquidation amount of the Trust Securities of the holder to whom Debentures are distributed pursuant to Section 2.04.

         "Non Book-Entry Preferred Securities" shall have the meaning set forth in Section 2.04(a)(2).

         "Officers" shall mean any of the Chairman, the Chief Executive Officer, the President, an Executive or Senior Vice President, a Vice President, the Chief Financial Officer, the Secretary or an Assistant Secretary of the Company.

         "Officers' Certificate" means a certificate signed by any two of the Chairman, a Vice Chairman, the Chief Executive Officer, the Chief Financial Officer, the President, the Treasurer, the Chief Accounting Officer, a Vice President, the Secretary and an Assistant Secretary of the Company, that complies with the requirements of Section 13.06 and is delivered to the Trustee.

         "Opinion of Counsel" shall mean a written opinion of counsel, who may be an employee of the Company, and who shall be reasonably acceptable to the Trustee.

         "Other Guarantees" shall mean all guarantees other than the Preferred Securities Guarantee and the Common Securities Guarantee issued by the Company with respect to preferred beneficial interests issued to trusts other than a Trust, in each case similar to the Trust.

         "Outstanding" when used with reference to the Debentures, shall mean, subject to the provisions of Section 7.04, as of any particular time, all Debentures authenticated and delivered by the Trustee or the Authenticating Agent under this Indenture, except

         (a)      Debentures   theretofore   canceled  by  the  Trustee  or  the
                  Authenticating   Agent  or   delivered   to  the  Trustee  for
                  cancellation;

         (b) Debentures, or portions thereof, for the payment or redemption of which moneys in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Company) or shall have been set aside and segregated in trust by the Company (if the Company shall act as its own paying agent); provided that, if such Debentures, or portions thereof, are to be redeemed prior to maturity thereof, notice of such redemption shall have been given as set forth in Article XIV or provision satisfactory to the Trustee shall have been made for giving such notice;

         (c) Debentures in lieu of or in substitution for which other Debentures shall have been authenticated and delivered pursuant to the terms of Section 2.07 unless proof satisfactory to the Company and the Trustee is presented that any such Debentures are held by bona fide holders in due course and;

         (d) Debentures held by the Company, the Trust or any Affiliate thereof.

         "Person" shall mean any individual, Company, estate, partnership, joint venture, national banking association, association, joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Predecessor Debenture" of any particular Debenture shall mean every previous Debenture evidencing all or a portion of the same debt as that evidenced by such particular Debenture; and, for the purposes of this definition, any Debenture authenticated and delivered under Section 2.07 in lieu of a lost, destroyed or stolen Debenture shall be deemed to evidence the same debt as the lost, destroyed or stolen Debenture.

         "Preferred Securities" shall mean undivided beneficial interests in the assets of a Trust which are designated as "Preferred Securities" and rank pari passu with the Common Securities issued by a Trust; provided, however, that if an Event of Default has occurred and is continuing, no payments in respect of distributions on, or payments upon liquidation, redemption or otherwise with respect to, the Common Securities shall be made until the holders of the Preferred Securities shall be paid in full the distributions and the liquidation, redemption and other payments to which they are entitled.

         "Preferred Securities Guarantee" shall mean any guarantee agreement that the Company may enter into with The Bank of New York or other Persons that operates directly or indirectly for the benefit of holders of Preferred Securities.

         "Record Date" means, with respect to any series of the Debentures, the Regular Record Date, the Special Record Date or any date set to determine the Holders of Debentures of such series entitled to vote, consent, make a request or exercise any other right associated with such Debentures.

         "Redemption Date" with respect to the Debentures of any series to be redeemed, means the date specified for redemption thereof in accordance with the terms thereof and pursuant to Article XIV.

         "Redemption Price" with respect to the Debentures of any series to be redeemed, means the price at which such Debentures are to be redeemed in accordance with the terms thereof and pursuant to Article XIV of this Indenture.

         "Regular Record Date", with respect to an Interest Payment Date for the Debentures of a series, means the date specified for such Debentures for the determination of Holders entitled to receive the payment of interest on such Interest Payment Date.

         "Regulatory Capital Event" shall mean the receipt by the Company and the applicable Trust of an opinion of independent bank regulatory counsel experienced in such matters to the effect that as a result of

         (a) any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any rules, guidelines or policies of an applicable regulatory authority for the Company or

         (b) any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or which pronouncement or decision is announced on or after the date of original issuance of the Debentures, the Preferred Securities do not constitute, or within 90 days of the date of such opinion will not constitute, Tier 1 Capital (or its then equivalent if the Company were subject to such capital requirement); applied to bank holding companies for purposes of capital adequacy guidelines of the Federal Reserve Board (or any successor regulatory authority with jurisdiction over bank holding companies), or any capital adequacy guidelines as then in effect and applicable to the Company; provided, however, that the distribution of the Debentures in connection with the liquidation of the Trust by the Company shall not in and of itself constitute a Regulatory Capital Event.

         "Responsible Officer" shall mean any officer within the Corporate Trust Office of the Trustee with direct responsibility for the administration of the Indenture and also means, with respect to a particular corporate trust matter, any other officer of the Trustee to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

         "Securities Act" shall have the meaning set forth in Section 1.02.

         "Security Exchange", when used with respect to the Debentures of any series which are held as assets of a Trust pursuant to the Declaration of such Trust, means the distribution of the Debentures of such series by such Trust to the holders of the Trust Securities of such Trust in exchange for such Trust Securities upon certain events described in the applicable Declaration of such Trust.

         "Senior Indebtedness" means:

         (a) except as otherwise provided in paragraph (b) below, the principal of, premium, if any, and interest (including all interest accruing subsequent to the commencement of any bankruptcy or similar proceeding, whether or not a claim for post-petition interest is allowable as a claim in any such proceeding) on:

                  (1) all indebtedness, obligations and other liabilities (contingent or otherwise) of the Company for borrowed money (including obligations of the Company in respect of overdrafts, foreign exchange contracts, currency exchange agreements, interest rate protection agreements, and any loans or advances from banks, whether or not evidenced by notes or similar instruments) or evidenced by bonds, debentures, notes or other instruments for the payment of money, or indebtedness incurred in connection with the acquisition of any properties or assets (whether or not the recourse of the lender is to the whole of the assets of the Company or to only a portion thereof), other than any account payable or other accrued current liability or obligation to trade creditors incurred in the ordinary course of business;

                  (2) all obligations and liabilities (contingent or otherwise) in respect of leases of the Company required or permitted, in conformity with generally accepted accounting principles, to be accounted for as capitalized lease obligations on the balance sheet of the Company;

                  (3) all direct or indirect guaranties or similar agreements by the Company in respect of, and obligations or liabilities (contingent or otherwise) of the Company to purchase or otherwise acquire or otherwise assure a creditor against loss in respect of, indebtedness, obligations or liabilities of another Person of the kind described in clauses (1) and (2);

                  (4) any and all amendments, renewals, extensions and refundings of any indebtedness, obligation or liability of the kind described in clauses (1) through (3).

         (b) Notwithstanding paragraph (a) above, Senior Indebtedness does not include:

                  (1) any indebtedness in which the instrument or instruments evidencing or securing the same or pursuant to which the same is outstanding, or in any amendment, renewal, extension or refunding of such instrument or instruments, it is expressly provided that such indebtedness shall not be senior in right of payment to the Debentures (or Indebtedness on a parity with the Debentures) or expressly provides that such Indebtedness is pari passu or junior to the Debentures;

                  (2) trade accounts payable in the ordinary course of business; and

                  (3) any series of subordinated debt securities, and guarantees in connection with those debt securities, whether currently outstanding or created, assumed or incurred at a later date, initially issued to any trust or a trustee of such trust, partnerships or other entities affiliated with the Company in connection with an issuance of securities similar to the Preferred Securities.

         A "series" of Debentures means all Debentures denoted as part of the same series authorized by or pursuant to a particular Board Resolution or a supplemental indenture.

         "Special Event" shall mean an Investment Company Event, a Regulatory Capital Event or a Tax Event, as the context requires.

         "Special Event Redemption Price" shall mean, with respect to any redemption of the Debentures following a Special Event, an amount in cash equal to [100%] of the principal amount of the Debentures to be redeemed plus any accrued and unpaid interest thereon (including Compounded Interest and Additional Sums, if any) to the date of such redemption.

         "Special Record Date" for the payment of any Defaulted Interest on the Debentures of any series means the date determined pursuant to Section 2.10.

         "Stated Maturity Date", with respect to the Debentures of any series, means the date specified for such Debentures as the date on which the principal of such Debentures is due and payable.

         "Subsidiary" shall mean with respect to any Person: (i) any Company at least a majority of the outstanding voting stock of which is owned, directly or indirectly, by such Person or by one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries; (ii) any general partnership, joint venture, limited liability company or similar entity, at least a majority of whose outstanding partnership, membership or similar interests shall at the time be owned by such Person or by one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries; and (iii) any limited partnership of which such Person or any of its Subsidiaries is a general partner. For the purposes of this definition, "voting stock" means shares, interests, participations or other equivalents in the equity interest (however designated) in such Person having ordinary voting power for the election of a majority of the directors (or the equivalent) of such Person, other than shares, interests, participations or other equivalents having such power only by reason of the occurrence of a contingency.

         "Tax Event" shall mean the receipt by a Trust and the Company of an opinion of independent tax counsel experienced in such matters to the effect that, as a result of any amendment to, or change (including any announced prospective change) in, the laws or any regulations thereunder of the United States or any political subdivision or taxing authority thereof or therein, or as a result of any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or which pronouncement or decision is announced on or after the date of original issuance of the Debentures, there is more than an insubstantial risk that (i) such Trust is, or will be within 90 days of the date of such opinion, subject to United States federal income tax with respect to income received or accrued on the Debentures, (ii) the interest payable by the Company on the Debentures is not, or within 90 days of the date of such opinion will not be, deductible by the Company, in whole or in part, for United States federal income tax purposes or (iii) such Trust is, or will be within 90 days of the date of such opinion, subject to more than a de minimis amount of other taxes, duties or other governmental charges.

         "Trading Days" with respect to the Company's Common Stock means (a) if the Company's Common Stock is listed or admitted for trading on any national securities exchange, days on which such national securities exchange is open for business or (b) if the Company's Common Stock is quoted on The Nasdaq Stock Market or any similar system of automated dissemination of quotations of securities prices, days on which trades may be made on such system.

         "Trust"  shall  mean  any  statutory   trust  created  to  issue  Trust
Securities and to use the proceeds from the sale thereof to purchase Debentures.

         "Trust Indenture Act" shall have the meaning set forth in Section 1.02.

         "Trust Securities" shall mean, collectively, the Preferred Securities and the Common Securities of a Trust.

         "Trustee" shall mean the Person identified as "Trustee" in the preamble to this Indenture and, subject to the provisions of Article VI hereof, shall also include its successors and assigns.

         "U.S. Government Obligations" shall mean securities that are: (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case under clauses (i) or (ii), are not callable or redeemable at the option of the issuer thereof, and shall also include a depositary receipt issued by a bank or trust company as custodian with respect to any such U.S. Government Obligation or a specific payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depositary receipt, provided that (except as required by law) such custodian is not authorized to make any deduction with respect to the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depositary receipt. The following terms have the meanings given to them in the Declaration:
(i) Clearing Agency; (ii) Delaware Trustee; (iii) Property Trustee; (iv) Administrative Trustees; and (v) Distributions.

SECTION 1.02      Rules of Construction.

         The terms defined in Section 1.01 (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture shall have the respective meanings specified in Section 1.01. All other terms used in this Indenture which are defined in the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), or which are by reference therein defined in the Securities Act of 1933, as amended (the "Securities Act"), shall (except as herein otherwise expressly provided or unless the context otherwise requires) have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as in force at the date of this Indenture as originally executed. All accounting terms used herein and not expressly defined shall have the meanings assigned to such terms in accordance with generally accepted accounting principles, and the term "generally accepted accounting principles" means such accounting principles as are generally accepted at the time of any computation. The words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision. Headings are used for convenience of reference only and do not affect interpretation. The singular includes the plural and vice versa.

         To the extent any provision in an indenture supplement hereto shall conflict with a provision contained herein, the provision in such supplemental indenture shall supercede such provision contained herein.

                                   ARTICLE II
                                   DEBENTURES

SECTION 2.01      Forms Generally.

         The aggregate principal amount of Debentures which may be authenticated and delivered under this Indenture is unlimited. The Debentures may be issued in one or more series in an amount not to exceed the aggregate principal amount of Debentures of that series from time to time authorized by or pursuant to a Board Resolution or pursuant to one or more indentures supplemental hereto.

         With respect to any Debentures of each series to be authenticated and delivered hereunder, there shall be established in or pursuant to a Board Resolution and set forth in an Officers' Certificate, or established in one or more indentures supplemental hereto:

          (a)  the  title  of  the   Debentures   of  the  series  (which  shall
               distinguish   the   Debentures  of  the  series  from  all  other
               Debentures);

          (b) the aggregate principal amount of the Debentures of that series which may be authenticated and delivered under this Indenture (except for Debentures authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Debentures of that series) and any limit thereon;

          (c) Stated Maturity Date or Dates, which may be serial and the Company's option, if any, to change the Stated Maturity Date or Dates;

          (d) the rate or rates (which may be fixed or variable) at which the Debentures of the series shall bear interest or the manner of calculation of such rate or rates, if any (including the adjustment that would occur upon any remarketing of Trust Securities);

          (e) the percentage of principal amount at which the Debentures shall be issued;

          (f) the basis upon which interest shall be computed if other than a 360-day year composed of twelve 30-day months;

          (g) the date or dates from which such interest shall accrue, the Dates on which such interest will be payable or the manner of determination and frequency of such Dates and the Regular Record Dates therefor;

          (h) the right, if any, to extend the periods and the duration of any such Extended Period, including the maximum consecutive period during which periods may be extended;

          (i)  Issue Date or Dates;

          (j)  authorized denominations;

          (k) the place or places for the payment of principal and premium, if any, and interest;

          (l) the date or dates on which or the period or periods within which, the price or prices at which, and the terms and conditions upon which, Debentures of the series may be redeemed, in whole or in part, at the option of the Company;

          (m) the obligation, if any, of the Company to redeem or purchase Debentures of the series pursuant to any sinking fund or analogous provisions (including payments made in cash in anticipation of future sinking fund obligations) or at the option of a Holder and the date or dates on which or the period or periods within which, the price or prices at which, and the terms and conditions upon which, Debentures of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

          (n) the form of the Debentures of the series, including the form of the Certificate of Authentication for such series;

          (o) the right or obligation of any Holder or the Company or the applicable Trust to convert or exchange any Debenture into other securities of the Company or such Trust and the terms and conditions of any such conversion or exchange and, if so provided, the terms and conditions upon which such conversion or exchange will be effected, including, the conversion or exchange price, the conversion or exchange date(s) or period(s), provisions as to whether conversion or exchange will be at the option of the Holder or the Company or such Trust, the events requiring adjustment of the conversion or exchange price and provisions affecting conversion or exchange in the event of redemption of the Debenture of any series and any deletions from or modifications or additions to this Indenture to permit or to facilitate the issuance of such convertible or exchangeable Debentures or the administration thereof;

          (p) whether the Debentures are issuable as a Global Debenture and, in such case, the identity of the Depositary for such series;

          (q)  the  terms  and  conditions,   if  any,  pursuant  to  which  the
               Debentures of a series are secured;

          (r) the name of the applicable Trust (which shall distinguish such statutory trust from all other Trusts) to which the Debentures of such series are to be deposited as assets and the date of its Declaration of Trust; and

          (s) any and all other terms with respect to such series (which terms shall not be inconsistent with the terms of this Indenture).

         The Debentures of any series and the Trustee's Certificate of Authentication to be borne by such Debentures shall be substantially as is set forth in one or more indentures supplemental hereto, or as provided in a Board Resolution and as set forth in an Officers' Certificate, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which Debentures of that series may be listed, or to conform to usage.

         All Debentures of any one series shall be substantially identical except as may otherwise be provided by the Company in or pursuant to the Board Resolution and set forth in the Officers' Certificate, or in any indenture or indentures supplemental hereto, pertaining to such series of Debentures. The terms of the Debentures of any series may provide, without limitation, that the Debentures shall be authenticated and delivered by the Trustee on original issue from time to time upon telephonic or written order of persons designated in the Officers' Certificate or supplemental indenture (telephonic instructions to be promptly confirmed in writing by such person) and that such persons are authorized to determine, consistent with such Officers' Certificate or any applicable supplemental indenture, such terms and conditions of the Debentures of such series as are specified in such Officers' Certificate or supplemental indenture. All Debentures of any one series need not be issued at the same time and, unless otherwise so provided by the Company, a series may be reopened for issuances of additional Debentures of such series or to establish additional terms of such series of Debentures.

         If any of the terms of the Debentures of any series shall be established by action taken by or pursuant to a Board Resolution, the Board Resolution shall be delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of such series.

SECTION 2.02      Execution and Authentication.

          (a) The Debentures shall be executed on behalf of the Company by at least one of the Chief Executive Officer, the Chief Financial Officer, the President or a Vice President. The signature of any such Officer on the Debentures may be manual or facsimile.

          (b) Debentures bearing the manual or facsimile signature of an individual who was at any time a proper Officer of the Company shall bind the Company, notwithstanding that any such individual shall have ceased to hold such office prior to the authentication and delivery of such Debentures or did not hold such office at the date of such Debentures.

          (c) No Debenture shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Debenture a Certificate of Authentication duly executed by the Trustee by manual signature of an authorized signatory of the Trustee, and such Certificate of Authentication upon any Debenture shall be conclusive evidence, and the only evidence, that such Debenture has been duly authenticated and made available for delivery hereunder.

          (d) The Trustee shall be authorized to and shall authenticate and deliver Debentures of a series, for original issue, at one time or from time to time in accordance with the Company Order referred to below, upon receipt by the Trustee of:

               (1)  a Board Resolution as required by Section 2.01;

               (2) a Company Order requesting the authentication and delivery of such Debentures and stating the identity of the applicable Trust and the aggregate liquidation amount of the Trust Securities to be issued by such Trust concurrently with such Debentures;

               (3) an Officers' Certificate or, unless previously delivered, a supplemental indenture hereto setting forth the form of such Debentures and, except as set forth in a Board Resolution, establishing the terms thereof;

               (4) such Debentures, executed on behalf of the Company in accordance with clause (a) of this Section; and

               (5)  an Opinion of Counsel that complies  with the  provisions of
                    Section 13.06.

          (e) The Trustee shall act as the initial authenticating agent. Thereafter, the Trustee may appoint an authenticating agent. Each authenticating agent shall be acceptable to the Company and, except as provided in or pursuant to this Indenture, shall at all times be a corporation that would be permitted by the Trust Indenture Act to act as trustee under an indenture qualified under the Trust Indenture Act, is authorized under applicable law and by its charter to act as an authenticating agent and has a combined capital and surplus (computed in accordance with Section 310(a)(2) of the Trust Indenture Act) of at least $50,000,000. If at any time an authenticating agent shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect specified in this Section.

An authenticating agent may authenticate Debentures whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by an authenticating agent. The Trustee shall pay any authenticating agent appointed by the Trustee reasonable compensation for its services and the Trustee shall be reimbursed for such payment by the Company pursuant to Section 6.06. The provisions set forth in Sections 6.02, 6.03 and
6.06 shall be applicable to any authenticating agent.

          (f) If all the Debentures of any series are not to be issued at one time, it shall not be necessary to deliver an Opinion of Counsel and an Officers' Certificate at the time of issuance of each Debenture, but such opinion and certificate, with appropriate modifications, shall be delivered at or before the time of issuance of the first Debenture of such series. After any such first delivery, any separate request by the Company that the Trustee authenticate Debentures of such series for original issue will be deemed to be a certification by the Company that all conditions precedent provided for in this Indenture relating to authentication and delivery of such Debentures continue to have been complied with.

SECTION 2.03      Form and Payment.

         Except as provided in Section 2.04, the Debentures shall be issued in fully registered certificated form without interest coupons. Principal of and interest on the Debentures issued in certificated form will be payable, the transfer of such Debentures will be registrable and such Debentures will be exchangeable for Debentures bearing identical terms and provisions, at the office or agency of the Company maintained for such purpose under Section 3.02; provided, however, that payments of interest may be made at the option of the
Company: (i) by check mailed to the holder at such address as shall appear in the Debenture Register; or (ii) by transfer to an account maintained by the Person entitled thereto, provided that proper transfer instructions have been received in writing by the relevant record date. Notwithstanding the foregoing, so long as the holder of any Debentures is the Property Trustee, the payment of the principal of and interest (including Compounded Interest and Additional Sums, if any) on such Debentures held by the Property Trustee will be made at such place and to such account as may be designated by the Property Trustee.

SECTION 2.04      Global Debenture.

          (a)  In connection with a Dissolution Event:

               (1) if any Preferred Securities are held in book-entry form ("Book-Entry Preferred Securities"), a Like Amount of Definitive Debentures shall be presented to the Trustee (if an arrangement with the Depositary has been maintained) by the Property Trustee in exchange for one or more Global Debentures (as may be required pursuant to Section 2.06), to be registered in the name of the Depositary, or its nominee, and delivered by the Trustee to the Depositary for crediting to the accounts of its participants pursuant to the instructions of the Administrative Trustees; the Company upon any such presentation shall execute one or more Global Debentures in such aggregate principal amount and deliver the same to the Trustee for authentication and delivery in accordance with this Indenture; and payments on the Debentures issued as a Global Debenture will be made to the Depositary; and

               (2) if any Preferred Securities are held in certificated form, the related Definitive Debentures may be presented to the Trustee, by the Property Trustee and any Preferred Security certificates which represent Preferred Securities other than Book-Entry Preferred Securities ("Non Book-Entry Preferred Securities") will be deemed to represent beneficial interests in Debentures presented to the Trustee by the Property Trustee having an aggregate principal amount equal to the aggregate liquidation amount of the Non Book-Entry Preferred Securities until such Preferred Security certificates are presented to the Debenture registrar for the Debentures for transfer or reissuance, at which time such Preferred Security certificates will be canceled, and a Debenture in a Like Amount, registered in the name of the holder of the Preferred Security certificate or the transferee of the holder of such Preferred Security certificate, as the case may be, will be executed by the Company and delivered to the Trustee for authentication and delivery in accordance with this Indenture; and upon the issuance of such Debentures, Preferred Security certificates with an equivalent aggregate principal amount that were presented by the Property Trustee to the Trustee will be canceled.

          (b) The Global Debentures shall respectively represent the aggregate amount of outstanding Debentures of a series from time to time endorsed thereon; provided, however, that the aggregate principal amount of outstanding Debentures represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of a Global Debenture to reflect the amount of any increase or decrease in the aggregate principal amount of outstanding Debentures of a series represented thereby shall be made by the Trustee, in accordance with instructions given by the Company as required by this
               Section 2.04.

          (c) The Global Debentures may be transferred, in whole but not in part, only to the Depositary, to another nominee of the Depositary, or to a successor Depositary selected or approved by the Company or to a nominee of such successor Depositary.

          (d) If at any time the Depositary notifies the Company that it is unwilling or unable to continue as Depositary or the Depositary has ceased to be a clearing agency registered under the Exchange Act, and, in each case, a successor Depositary is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such condition, as the case may be, the Company will execute, and the Trustee, upon receipt of a Company Order, will authenticate and make available for delivery the Definitive Debentures, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Debenture, in exchange for such Global Debenture. If there is a Default or an Event of Default, the Depositary shall have the right to exchange the Global Debentures for Definitive Debentures. In addition, the Company may at any time determine that the Debentures of a series shall no longer be represented by a Global Debenture. In the event of such an Event of Default or such a determination, the Company shall execute, and subject to
               Section 2.06, the Trustee, upon receipt of an Officers' Certificate evidencing such determination by the Company and a Company Order, will authenticate and make available for delivery the Definitive Debentures, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Debenture, in exchange for such Global Debenture. Upon the exchange of the Global Debenture for such Definitive Debentures, in authorized denominations, the Global Debenture shall be canceled by the Trustee. Such Definitive Debentures issued in exchange for the Global Debenture shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Definitive Debentures to the Depositary for delivery to the Persons in whose names such Definitive Debentures are so registered.

SECTION 2.05      Payment of Principal and Interest.

         Unless otherwise provided with respect to a series of Debentures:

          (a) The principal and Redemption Price or Special Event Redemption Price of and interest on each Debenture shall be payable in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts;

          (b) The principal and Redemption Price or Special Event Redemption Price of any Debenture and interest payable on the Stated Maturity Date (if other than an Interest Payment Date) or Redemption Date shall be payable upon surrender of such Debenture at the office or agency of any paying agent therefor; and

          (c) Interest on any Debenture shall be paid on each Interest Payment Date therefor to the Holder thereof at the close of business on the Record Date therefor, such interest to be payable by check mailed to the address of the Person entitled thereto as such address appears on the Debenture register; provided, however, that payments made in respect of Global Debentures shall be made in immediately available funds to the Depositary;

          (d) During such time as a Property Trustee is the holder of any Debentures, the Company shall pay any additional amounts on the Debentures as may be necessary in order that the amount of Distributions then due and payable by the Trust on the outstanding Trust Securities shall not be reduced as a result of any additional taxes, duties and other governmental charges to which the Trust has become subject as a result of a Tax Event ("Additional Sums"); and

          (e) Subject to the foregoing provisions of this Section, each Debenture delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Debenture shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Debenture.

SECTION 2.06      Transfer.

          (a) To permit registrations of transfers, the Company shall execute and the Trustee shall authenticate Definitive Debentures and Global Debentures at the request of the Debenture registrar for the Debentures. All Definitive Debentures and Global Debentures issued upon any registration of transfer or exchange of Definitive Debentures or Global Debentures shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Definitive Debentures or Global Debentures surrendered upon such registration of transfer or exchange.

          (b) No service charge shall be made to a holder for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith.

          (c) The Company shall not be required to: (i) issue or register the transfer or exchange of Debentures during a period beginning at the opening of business 15 days before the day of mailing of a notice of redemption or any notice of selection of Debentures for redemption under Article XIV hereof and ending at the close of business on the day of such mailing; or (ii) register the transfer or exchange of any Debenture so selected for redemption in whole or in part, except the nonredeemed portion of any Debenture being redeemed in part.

          (d) Prior to due presentment for the registration of a transfer of any Debenture, the Trustee, the Company and any agent of the Trustee or the Company may deem and treat the Person in whose name any Debenture is registered as the absolute owner of such Debenture for the purpose of receiving payment of principal of and premium, if any, and interest on such Debentures, and none of the Trustee, the Company or any agents of the Trustee or the Company shall be affected by notice to the contrary.

SECTION 2.07      Replacement Debentures.

         If any mutilated Debenture is surrendered to the Trustee, or the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Debenture, the Company shall issue and the Trustee shall authenticate a replacement Debenture if the Trustee's requirements for replacements of Debentures are met. An indemnity bond must be supplied by the holder that is sufficient in the judgment of the Trustee and the Company to protect the Company, the Trustee, any agent thereof or any Authenticating Agent from any loss that any of them may suffer if a Debenture is replaced. The Company and the Trustee may charge for its expenses in replacing a Debenture.

         Every replacement Debenture is an obligation of the Company and shall be entitled to all of the benefits of this Indenture equally and proportionately with all other Debentures duly issued hereunder.

SECTION 2.08      Temporary Debentures.

         Pending the preparation of Definitive Debentures, the Company may execute, and upon receipt of a Company Order the Trustee shall authenticate and make available for delivery, temporary Debentures that are printed, lithographed, typewritten, mimeographed or otherwise reproduced, in any authorized denomination, substantially of the tenor of the Definitive Debentures in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the Officers executing such Debentures may determine, as conclusively evidenced by their execution of such Debentures.

         If temporary Debentures are issued, the Company shall cause Definitive Debentures to be prepared without unreasonable delay. The Definitive Debentures shall be printed, lithographed or engraved, or provided by any combination thereof, or in any other manner permitted by the rules and regulations of any applicable Debentures exchange, all as determined by the Officers executing such Definitive Debentures. After the preparation of Definitive Debentures, the temporary Debentures shall be exchangeable for Definitive Debentures upon surrender of the temporary Debentures at the office or agency maintained by the Company for such purpose pursuant to Section 3.02 hereof, without charge to the holder thereof. Upon surrender for cancellation of any one or more temporary Debentures, the Company shall execute, and the Trustee, upon receipt of a Company Order, shall authenticate and make available for delivery, in exchange therefor the same aggregate principal amount of Definitive Debentures of authorized denominations. Until so exchanged, the temporary Debentures shall in all respects be entitled to the same benefits under this Indenture as Definitive Debentures.

SECTION 2.09      Cancellation.

         The Company or its designated agent may at any time deliver Debentures to the Trustee for cancellation. The Trustee and no one else shall cancel all Debentures surrendered for registration of transfer, exchange, conversion, payment, replacement or cancellation and shall return such canceled Debentures to the Company. The Company may not issue new Debentures to replace Debentures that have been redeemed or paid or that have been delivered to the Trustee for cancellation.

SECTION 2.10      Defaulted Interest.

         Any interest on any Debenture that is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the holder on the relevant regular record date by virtue of having been such holder; and such Defaulted Interest shall be paid by the Company, at its election, as provided in clause (a) or clause (b) below:

          (a) The Company may make payment of any Defaulted Interest on Debentures to the Persons in whose names such Debentures (or their respective Predecessor Debentures) are registered at the close of business on the Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner: the Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each such Debenture and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon, the Trustee shall fix the Special Record Date for the payment of such Defaulted Interest which shall not be more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed to each Holder at his or her address as it appears in the Debenture Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names such Debentures (or their respective Predecessor Debentures) are registered on such Special

               Record Date and shall be no longer payable pursuant to the following clause (b).

          (b) The Company may make payment of any Defaulted Interest on any Debentures in any other lawful manner not inconsistent with the requirements of any Debentures exchange on which such Debentures may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

SECTION 2.11      CUSIP Numbers.

         The Company in issuing the Debentures may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided, however, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Debentures or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Debentures, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the CUSIP numbers.

                                  ARTICLE III
                       PARTICULAR COVENANTS OF THE COMPANY

SECTION 3.01      Payment of Principal and Interest.

         The Company covenants and agrees for the benefit of the holders of the Debentures that it will duly and punctually pay or cause to be paid the principal of and interest on the Debentures at the place, at the respective times and in the manner provided herein. The Company further covenants to pay any and all amounts due in respect of the Debentures, including, without limitation, Additional Sums, as may be required pursuant to Section 2.05(d) and Compounded Interest, as may be required pursuant to Section 16.01.

SECTION 3.02      Offices for Notices and Payments, etc.

         So long as any of the Debentures remain outstanding, the Company will maintain in New York, New York an office or agency where the Debentures may be presented or surrendered for payment, an office or agency where the Debentures may be presented for registration of transfer or exchange, where the Debentures may be surrendered for purchase, redemption or conversion as in this Indenture provided and an office or agency where notices and demands to or upon the Company in respect of the Debentures or this Indenture may be served. The Company will give to the Trustee written notice of the location of any such office or agency and of any change of location thereof. Until otherwise designated from time to time by the Company in a notice to the Trustee, any such office or agency for all of the above purposes shall be the Corporate Trust Office of the Trustee. In case the Company shall fail to maintain any such office or agency in New York, New York or shall fail to give such notice of the location or of any change in the location thereof, presentations and demands may be made and notices may be served at the Corporate Trust Office of the Trustee.

         In addition to any such office or agency, the Company may from time to time designate one or more offices or agencies outside New York, New York where the Debentures may be presented for payment, for registration of transfer and where notices and demands to or upon the Company in respect of the Debentures or this Indenture may be served in the manner provided in this Indenture, and the Company may from time to time rescind such designation, as the Company may deem desirable or expedient; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain any such office or agency in New York, New York for the purposes above mentioned. The Company will give to the Trustee prompt written notice of any such designation or rescission thereof.

SECTION 3.03      Appointments to Fill Vacancies in Office of Trustee.

         The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 6.10, a Trustee, so that there shall at all times be a Trustee hereunder.

SECTION 3.04      Provision as to Paying Agent.

          (a) If the Company shall appoint a paying agent other than the Trustee with respect to the Debentures, it will cause such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section 3.04,

               (1) that it will hold all sums held by it as such agent for the payment of the principal of or interest on the Debentures (whether such sums have been paid to it by the Company or by any other obligor on the Debentures) in trust for the benefit of the holders of the Debentures; and

               (2) that it will give the Trustee notice of any failure by the Company (or by any other obligor on the Debentures) to make any payment of the principal of or interest (including Additional Sums and Compounded Interest, if any) on the Debentures when the same shall be due and payable.

          (b) If the Company shall act as its own paying agent, it will, on or before each due date of the principal of or interest on the Debentures, set aside, segregate and hold in trust for the benefit of the holders of the Debentures a sum sufficient to pay such principal or interest so becoming due and will notify the Trustee of any failure to take such action and of any failure by the Company (or by any other obligor under the Debentures) to make any payment of the principal of or interest on the Debentures when the same shall become due and payable.

          (c) Anything in this Section 3.04 to the contrary notwithstanding, the Company may, at any time, for the purpose of obtaining a satisfaction and discharge with respect to the Debentures hereunder, or for any other reason, pay or cause to be paid to the Trustee all sums payable with respect to the Debentures, such sums to be held by the Trustee upon the trusts herein contained.

          (d) Anything in this Section 3.04 to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section
               3.04 is subject to Sections 11.03 and 11.04.

SECTION 3.05      Certificate to Trustee.

         The Company will deliver to the Trustee on or before 120 days after the end of each fiscal year of the Company, commencing with the first fiscal year ending after the date hereof, so long as Debentures are outstanding hereunder, an Officers' Certificate, one of the signers of which shall be the principal executive, principal financial or principal accounting officer of the Company, stating that in the course of the performance by the signers of their duties as officers of the Company they would normally have knowledge of any Default by the Company in the performance of any covenants contained herein, stating whether or not they have knowledge of any such Default and, if so, specifying each such Default of which the signers have knowledge, the nature thereof and the action, if any, the Company intends to undertake as a result of such Default.

SECTION 3.06      Compliance with Consolidation Provisions.

         The Company will not, while any of the Debentures remain outstanding, consolidate with, or merge into, or merge into itself, or sell or convey all or substantially all of its property to any other Person unless the provisions of
Article X hereof are complied with.

SECTION 3.07      Limitation on Dividends.

         The Company will not:

          (a) declare or pay any dividends or distributions on, or redeem, purchase, acquire, or make a liquidation payment with respect to, any of the Company's capital stock;

          (b) make any payment of principal of or interest on, or repay, repurchase or redeem any debt securities of the Company that rank pari passu with or junior in right of payment to the Debentures; or

          (c) make any guarantee payments with respect to any guarantee by the Company of the debt securities of any Subsidiary of the Company (including Other Guarantees) if such guarantee ranks pari passu with or junior in right of payment to the Debentures;

other than (a) dividends or distributions in shares of, or options, warrants or rights to subscribe for or purchase shares of, Common Stock, (b) any declaration of a dividend in connection with the implementation of a stockholders' rights plan, or the issuance of stock under any such plan in the future, or the redemption or repurchase of any such rights pursuant thereto, (c) payments under a Preferred Securities Guarantee, as defined in the Indenture, (d) as a result of a reclassification of the Company's capital stock or the exchange or conversion of one class or series of the Company's capital stock for another class or series of the Company's capital stock, (e) the purchase of fractional interests in shares of the Company's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged and (f) purchases of Common Stock related to the issuance of Common

Stock or rights under any of the Company's benefit or compensation plans for its directors, officers or employees or any of the Company's dividend reinvestment plans), if at such time, there shall have occurred any event of which the Company has actual knowledge that:

               (i)  is a Default or an Event of Default and

               (ii) in  respect  of which  the  Company  shall  not  have  taken reasonable steps to cure;

               (iii)such Debentures are held by the Property  Trustee of a Trust and the Company shall be in default with respect to its payment of any obligations under a Preferred Securities Guarantee; or

               (iv) the  Company  shall have  given  notice of its  election  to exercise its right to commence an Extended Period and shall not have rescinded such notice, and such Extended Period or any extension thereof shall have commenced and be continuing.

SECTION 3.08      Ownership of Common Securities.

         In the event Debentures are issued to a Trust or a trustee of such Trust in connection with the issuance of Trust Securities by such Trust, for so long as such Trust Securities remain outstanding, the Company:

          (a) will maintain 100% direct or indirect ownership of the Common Securities of such Trust; provided, however, that any successor of the Company, permitted pursuant to Article X, may succeed to the Company's ownership of such Common Securities;

          (b)  will use commercially reasonable efforts to cause such Trust:

               (1) to remain a statutory trust, except in connection with a distribution of Debentures to the holders of Trust Securities in liquidation of such Trust, the redemption of all of the Trust Securities of such Trust, or certain mergers, consolidations or amalgamations, each as permitted by the Declaration, and

               (2) to otherwise continue to be classified as a grantor trust and not an association taxable as a Company for United States federal income tax purposes;

          (c) will use commercially reasonable efforts to cause each holder of such Trust's Trust Securities to be treated as owning an undivided beneficial interest in the Debentures; and

          (d) will not cause, as sponsor of such Trust, or permit, as holder of the Common Securities, the dissolution, winding-up or liquidation of such Trust, except as provided in the Declaration.

SECTION 3.09      Payment of Expenses.

         In connection with the offering, sale and issuance of any series of Debentures to a Trust and in connection with the sale of the Trust Securities by such Trust, the Company, in its capacity as borrower with respect to the Debentures, shall:

          (a) Pay all costs and expenses relating to the offering, sale and issuance of each series of Debentures, and compensation of the Trustee in accordance with the provisions of Section 6.06;

          (b) Pay all costs and expenses of each Trust, including, but not limited to, costs and expenses relating to the organization of each Trust, the offering, sale and issuance of the Trust Securities, the fees and expenses of the Property Trustee and the Delaware Trustee, the costs and expenses relating to the operation of each Trust, including without limitation, costs and expenses of accountants, attorneys, statistical or bookkeeping services, expenses for printing and engraving and computing or accounting equipment, paying agent(s), registrar(s), transfer agent(s), duplicating, travel and telephone and other telecommunications expenses and costs and expenses incurred in connection with the acquisition, financing, and disposition of assets of each Trust;

          (c) Be primarily and fully liable for any indemnification obligations arising with respect to the Declaration;

          (d) Pay any and all taxes (other than United States withholding taxes attributable to the Trust or its assets) and all liabilities, costs and expenses with respect to such taxes of each Trust; and

          (e) Pay all other fees, expenses, debts and obligations (other than in respect of the Trust Securities) related to each Trust.

SECTION 3.10      Payment Upon Resignation or Removal.

         Upon termination of this Indenture or the removal or resignation of the Trustee, unless otherwise stated, the Company shall pay to the Trustee all amounts accrued and owing to the Trustee to the date of such termination, removal or resignation. Upon termination of the Declaration or the removal or resignation of the Delaware Trustee or the Property Trustee, as the case may be, pursuant to Section 5.6 of the Declaration, the Company shall pay to the Delaware Trustee or the Property Trustee, as the case may be, all amounts accrued and owing to such trustee(s) to the date of such termination, removal or resignation.

                                   ARTICLE IV
                      LIST OF DEBENTUREHOLDERS AND REPORTS
                         BY THE COMPANY AND THE TRUSTEE

SECTION 4.01      List of Holders.

         The Company covenants and agrees that it will furnish or cause to be furnished to the Trustee:

          (a) On a semi-annual basis on each regular record date for each series of Debentures issued under this Indenture, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of each such series as of such record date; and

          (b) At such other times as the Trustee may request in writing, within 30 days after the receipt by the Company, of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished, except that, no such lists need be furnished so long as the Trustee is in possession thereof by reason of its acting as security registrar for the Debentures.

SECTION 4.02      Preservation and Disclosure of Lists.

          (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the holders of each series of Debentures issued under this Indenture
               (i) contained in the most recent list furnished to it as provided in Section 4.01; or (ii) received by it in the capacity of security registrar (if so acting) hereunder. The Trustee may destroy any list furnished to it as provided in Section 4.01 upon receipt of a new list so furnished.

          (b) In case three or more holders of Debentures (hereinafter referred to as "applicants") apply in writing to the Trustee and furnish to the Trustee reasonable proof that each such applicant has owned a Debenture for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other holders of Debentures or with holders of all Debentures with respect to their rights under this Indenture and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, at its election, either:

               (i) Afford such applicants access to the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section 4.02, or

               (ii) Inform  such  applicants  as to the  approximate  number  of holders of all Debentures whose names and addresses appear in the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this
                    Section 4.02, and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

         If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder whose name and address appear in the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section 4.02 a copy of the form of proxy or other communication which is specified in such request with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five Business Days after such tender, the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the holders of Debentures or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

          (c) The Trustee, if it is acting in the capacity of security registrar hereunder, shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders. If the Trustee is not acting in the capacity of security registrar hereunder, the Company shall cause to be furnished to the Trustee on or before the Record Date for each Interest Payment Date and at such other times as the Trustee may request in writing, within five Business Days of such request, a list, in such form as the Trustee may reasonably require of the names and addresses of Holders.

          (d) Each and every holder of Debentures, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any paying agent shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the holders of Debentures in accordance with the provisions of subsection (b) of this Section 4.02, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under said subsection (b).

SECTION 4.03      Reports by the Company.

          (a) The Company covenants and agrees to file with the Trustee, within 15 days after the date on which the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as said Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or
               Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of such sections, then to provide to the Trustee, such of the supplementary and periodic information, documents and reports which would have been required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations. The Company also covenants and agrees to comply with the provisions of Section 314(a) of the Trust Indenture Act.

          (b) The Company covenants and agrees to file with the Trustee and the Commission, in accordance with the rules and regulations prescribed from time to time by said Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants provided for in this Indenture as may be required from time to time by such rules and regulations.

          (c) The Company covenants and agrees to transmit by mail to all holders of Debentures, as the names and addresses of such holders appear upon the Debenture Register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to subsections (a) and (b) of this Section 4.03 as may be required by rules and regulations prescribed from time to time by the Commission.

          (d) Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

SECTION 4.04      Reports by the Trustee.

          (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. If required by Section 313(a) of the Trust Indenture Act, the Trustee shall, within 60 days after the date hereof, and no later than the anniversary date hereof in each succeeding year, deliver to Holders a brief report, dated as of each such date which complies with the provisions of such Section 313(a).

          (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange, if any, upon which the Debentures are listed, with the Commission and with the Company. The Company will promptly notify the Trustee when the Debentures are listed on any stock exchange.

                                   ARTICLE V
                  REMEDIES OF THE TRUSTEE AND DEBENTUREHOLDERS
                              UPON EVENT OF DEFAULT

SECTION 5.01      Events of Default.

         One or more of the following events of default with respect to Debentures of any series shall constitute an Event of Default hereunder with respect to such series (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) unless, with respect to Debentures of such series, such event is specifically deleted or modified by or pursuant to a supplemental indenture, Board Resolution or Officer's Certificate establishing the terms of such series pursuant to this Indenture:

          (a) Default in the payment of any interest (including Compounded Interest and Additional Sums, if any) on any Debentures of that series when due, and continuance of such default for a period of 30 days; provided, however, that a valid extension of an interest payment period by the Company in accordance with the terms of any particular series of Debentures established as contemplated in this Indenture shall not constitute a default in the payment of interest with respect to Debentures of that series for this purpose; or

          (b) Default in the payment of any principal of or premium, if any, on any Debentures of that series when due, whether at maturity, upon redemption, by declaration of acceleration of maturity or otherwise; or

          (c) Default in the performance, or breach, of any covenant or warranty of the Company in this Indenture with respect to the Debentures of that series (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the holders of at least 25% in aggregate principal amount of the outstanding Debentures of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (d) A court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Company in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs and such decree or order shall remain unstayed and in effect for a period of 90 consecutive days; or

          (e) The Company shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Company or of any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due.

         If an Event of Default with respect to Debentures of any series other than an Event of Default under clauses (d) or (e) of Section 5.01 occurs and is continuing, then in every such case the Trustee or the holders of not less than 25% in aggregate principal amount of the Debentures of such series then outstanding may declare the principal amount of all Debentures of such series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by the holders of the outstanding Debentures), and upon any such declaration the same shall become immediately due and payable; provided that in the case of a series of Debentures then held by a Trust, if upon an Event of Default with respect to the Debentures of that series the Trustee has, or the Holders of at least 25% in aggregate principal amount of the Debentures of that series then outstanding have, failed to declare the principal of, and any accrued interest on, the Debentures of that series to be immediately due and payable, the holders of at least 25% in aggregate liquidation amount of the outstanding Preferred Securities of that Trust shall have the right to declare the principal of, and any accrued interest on, the Debentures of that series to be immediately due and payable by delivering a notice in writing to the Company and the Trustee. If an Event of Default specified in clause (d) or (e) of
Section 5.01 occurs, the principal of, and any accrued interest on, all the Debentures shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holders. The foregoing provisions, however, are subject to the condition that if, at any time after the principal of the Debentures of any series shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided:

(1) the Company shall pay or shall deposit with the Trustee a sum sufficient to pay

     (i) All matured installments of interest (including Compounded Interest and Additional Sums, if any) on all the Debentures of that series and the principal of and premium, if any, on all Debentures of that series which shall have become due otherwise than by acceleration (with interest upon such principal, and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest, at the same rate as the rate of interest specified in the Debentures of that series to the date of such payment or deposit) and

     (ii) Such amount as shall be  sufficient to cover  compensation  due to the
          Trustee  and  each  predecessor  Trustee,   their  respective  agents,
          attorneys and counsel, pursuant to Section 6.06, and

(2) Any and all Events of Default under the Indenture, other than the non-payment of the principal of the Debentures of that series which shall have become due solely by such declaration of acceleration, shall have been cured, waived or otherwise remedied as provided herein, then, in every such case, the holders of a majority in aggregate principal amount of the Debentures of that series then outstanding (subject to, in the case of any series of Debentures held as assets of a Trust and with respect to which a Security Exchange has not theretofore occurred, such consent of the holders of the Preferred Securities and the Common Securities of such Trust as may be required under the Declaration of such Trust), by written notice to the Company and to the Trustee, may rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon.

         In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such rescission or annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company, the Trustee and the holders of the Debentures of that series shall be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Company, the Trustee and the holders of the Debentures of that series shall continue as though no such proceeding had been taken.

SECTION 5.02      Payment of Securities on Default; Suit Therefor.

         The Company covenants that:

(1) In case default shall be made in the payment of any installment of interest (including Compounded Interest and Additional Sums, if any) on any of the Debentures of a series as and when the same shall become due and payable, and such default shall have continued for a period of 30 days; or

(2) In case default shall be made in the payment of the principal of any of the Debentures of that series as and when the same shall have become due and payable, whether at maturity of the Debentures of that series or upon redemption or by declaration or otherwise, then, upon demand of the Trustee, the Company will pay to the Trustee, for the benefit of the holders of the Debentures of that series, the whole amount that then shall have become due and payable on all such Debentures for principal or interest (including Compounded Interest and Additional Sums, if any) or both, as the case may be, with interest upon the overdue principal and (to the extent that payment of such interest is enforceable under applicable law and, if the Debentures of that series are held by a Trust or a trustee of such Trust, without duplication of any other amounts paid by the Trust or a trustee in respect thereof) upon the overdue installments of interest (including Compounded Interest and Additional Sums, if any) at the rate borne by such Debentures; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to the Trustee, its agents, attorneys and counsel, and any other amount due to the Trustee pursuant to Section 6.06.

         In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any actions or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Company or any other obligor on such Debentures and collect in the manner provided by law out of the property of the Company or any other obligor on the Debentures, wherever situated, the moneys adjudged or decreed to be payable.

         In case there shall be pending proceedings for the bankruptcy or for the reorganization of the Company or any other obligor on the Debentures of a series under Title 11, United States Code, or any other applicable law, or in case a receiver or trustee shall have been appointed for the property of the Company or such other obligor of a series or in the case of any other similar judicial proceedings relative to the Company or other obligor of a series upon the Debentures of that series, or to the creditors or property of the Company or such other obligor, the Trustee, irrespective of whether the principal of the Debentures of that series shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section 5.02, shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Debentures of that series and, in case of any judicial proceedings, to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for amounts due to the Trustee pursuant to Section 6.06) and of the Holders of that series allowed in such judicial proceedings relative to the Company or any other obligor on the Debentures of that series, or to the creditors or property of the Company or such other obligor, unless prohibited by applicable law and regulations, to vote on behalf of the holders of the Debentures of that series in any election of a trustee or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency proceedings or person performing similar functions in comparable proceedings, and to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute the same after the deduction of its charges and expenses; and any receiver, assignee or trustee in bankruptcy or reorganization is hereby authorized by each of the Holders of that series to make such payments to the Trustee, and, in the event that the Trustee shall consent to the making of such payments directly to the Holders of that series, to pay to the Trustee such amounts as shall be sufficient to cover reasonable compensation to, and expenses of, the Trustee, each predecessor Trustee and their respective agents, attorneys and counsel, and all other amounts due to the Trustee pursuant to Section 6.06.

         Nothing herein contained shall be construed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Debentures of a series or the rights of any holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

         All rights of action and of asserting claims under this Indenture, or under any of the Debentures of a series, may be enforced by the Trustee without the possession of any of the Debentures of that series, or the production thereof on any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, subject to the terms of this Indenture, be for the ratable benefit of the holders of the Debentures of that series.

         In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party), the Trustee shall be held to represent all the holders of the Debentures, and it shall not be necessary to make any holders of the Debentures parties to any such proceedings.

SECTION 5.03      Application of Moneys Collected by Trustee.

         Any moneys collected by the Trustee shall be applied in the following order, at the date or dates fixed by the Trustee for the distribution of such moneys, upon presentation of the Debentures in respect of which moneys have been collected, and stamping thereon the payment, if only partially paid, and upon surrender thereof if fully paid:

         First: To the payment of costs and expenses of collection applicable to the Debentures and all other amounts due to the Trustee under Section 6.06;

         Second: To the payment of all Senior Indebtedness of the Company, if and to the extent required by Article XV;

         Third: To the payment of the amounts then due and unpaid upon Debentures for principal of and interest (including Compounded Interest and Additional Sums, if any) on the Debentures, in respect of which or for the benefit of which money has been collected, ratably, without preference of priority of any kind, according to the amounts due on such Debentures for principal and interest, respectively; and

         Fourth:  To the Company.

SECTION 5.04      Proceedings by Holders.

         No holder of any Debenture of a series shall have any right by virtue of or by availing of any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless such holder previously shall have given to the Trustee written notice of an Event of Default and of the continuance thereof with respect to the Debentures of that series specifying such Event of Default, as hereinbefore provided, and unless also the holders of not less than 25% in aggregate principal amount of the Debentures of that series or (so long as the Debentures of that series are held by a Trust) the holders of at least 25% in aggregate liquidation amount of the Preferred Securities of the applicable Trust then outstanding shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action, suit or proceeding, it being understood and intended, and being expressly covenanted by the taker and holder of every Debenture of that series with every other taker and holder and the Trustee, that no one or more holders of Debentures of that series shall have any right in any manner whatever by virtue of or by availing itself of any provision of this Indenture to affect, disturb or prejudice the rights of any other holder of Debentures of that series, or to obtain or seek to obtain priority over or preference to any other such holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Debentures of that series.

         Notwithstanding any other provisions in this Indenture, however, the right of any holder of any Debenture of a series to receive payment of the principal of and interest on (including Compounded Interest and Additional Sums, if any) on such Debenture, on or after the same shall have become due and payable, or to institute suit for the enforcement of any such payment, shall not be impaired or affected without the consent of such holder, and by accepting a Debenture of that series hereunder it is expressly understood, intended and covenanted by the taker and holder of every Debenture of that series with every other such taker and holder and the Trustee, that no one or more holders of Debentures of that series shall have any right in any manner whatsoever by virtue or by availing itself of any provision of this Indenture to affect, disturb or prejudice the rights of the holders of any other Debentures of that series, or to obtain or seek to obtain priority over or preference to any other such holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Debentures of that series. For the protection and enforcement of the provisions of this Section, each and every Holder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

         If an Event of Default has occurred and is continuing and is attributable to the failure of the Company to pay the principal of or premium, if any, or interest on the Debentures of a series on the due date therefor and an event of default has occurred and is continuing under the applicable Declaration, a holder of the related Preferred Securities, in lieu of any action that may otherwise be taken hereunder as a Holder of Debentures of a series, may institute a legal proceeding directly against the Company for enforcement of payment to such holder of the principal of or premium, if any, or interest on such Debentures having a principal amount equal to the liquidation amount of the Preferred Securities held by such holder or for enforcement of such conversion or exchange rights, as the case may be (a "Direct Action"). Notwithstanding anything contained herein to the contrary, the Company may not amend this Indenture to remove the foregoing right to bring a Direct Action without the prior written consent of the holders of all of the Preferred Securities of a Trust outstanding. Notwithstanding any payments made to a holder of Preferred Securities by the Company in connection with a Direct Action, the Company shall remain obligated to pay the principal and premium, if any, or interest on the related Debentures, and the Company shall be subrogated to the rights of the holder of such Preferred Securities with respect to payments on the Preferred Securities to the extent of any payments made by the Company to such holder in any Direct Action.

SECTION 5.05      Proceedings by Trustee.

         In case an Event of Default occurs with respect to Debentures of a series and is continuing, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either by suit in equity or by action at law or by proceeding in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

SECTION 5.06      Remedies Cumulative and Continuing.

         All powers and remedies given by this Article V to the Trustee or to the Holders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any other powers and remedies available to the Trustee or the holders of the Holders, as applicable, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture or otherwise established with respect to the Debentures of a series, and no delay or omission of the Trustee or of any holder of any of the Debentures of that series to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power, or shall be construed to be a waiver of any such default or an acquiescence therein; and, subject to the provisions of Section 5.04, every power and remedy given by this Article V or by law to the Trustee or to the Holders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Holders, as applicable.

SECTION 5.07      Restoration of Rights and Remedies.

         If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Company, the Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 5.08 Direction of Proceedings and Waiver of Defaults by Majority of Holders.

         The holders of a majority in aggregate principal amount of the Debentures of any and all series affected (voting as one class) at the time outstanding shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee; provided, however, that (subject to the provisions of Section 6.01) the Trustee shall have the right to decline to follow any such direction if the Trustee shall determine that the action so directed would be unjustly prejudicial to the holders not taking part in such direction or if the Trustee being advised by counsel determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith by one of its Responsible Officers shall determine that the action or proceedings so directed would involve the Trustee in personal liability. Prior to any declaration accelerating the maturity of a series of Debentures of a series, the holders of a majority in aggregate principal amount of that series of Debentures, at the time outstanding may on behalf of the holders of all of that series of Debentures waive any past Default or Event of Default and its consequences except a Default:

          (a) In the payment of principal of or interest on (including Compounded Interest and Additional Sums, if any) on any Debentures of that series (unless such default has been cured and a sum sufficient to pay all matured installments of interest (including Compounded Interest and Additional Sums, if any) and principal, due otherwise than by acceleration has been deposited with the Trustee); or

          (b) In respect of covenants or provisions hereof which cannot be modified or amended without the consent of the holder of each Debenture of that series affected; provided, however, that if the Debentures of a series are held by a Trust, such waiver or modification to such waiver shall not be effective until the holders of a majority in aggregate liquidation amount of the Preferred Securities of that Trust shall have consented to such waiver or modification to such waiver; provided, further, that if the consent of the Holder of each outstanding Debenture of that series is required, such waiver shall not be effective until each holder of the Preferred Securities of that Trust shall have consented to such waiver. Upon any such waiver, the Default covered thereby shall be deemed to be cured for all purposes of this Indenture and the Company, the Trustee and the Holders of the Debentures of that series shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon. Whenever any Default or Event of Default hereunder shall have been waived as permitted by this
               Section 5.08, said Default or Event of Default shall for all purposes of the Debentures of that series and this Indenture be deemed to have been cured and to be not continuing.

SECTION 5.09      Notice of Defaults.

          (a) The Trustee shall, within 90 days after the occurrence of a Default with respect to a series of Debentures actually known to a Responsible Officer of the Trustee, mail to all Holders of that series, as the names and addresses of such holders appear upon the Debenture Register, notice of all such Defaults, unless such Default shall have been cured before the giving of such notice (the term "Default" for the purpose of this Section 5.09 being hereby defined to be any of the events specified in clauses (a),
               (b), (c), (d) and (e) of Section 5.01, not including periods of grace, if any, provided for therein, and irrespective of the giving of written notice specified in clause (c) of Section 5.01); provided, however, that, except in the case of Default in the payment of the principal of or interest (including Compounded Interest or Additional Sums, if any) on any of the Debentures of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of that series; provided, further, that in the case of any Default of the character specified in Section 5.01(c), no such notice to Holders shall be given until at least 60 days after the occurrence thereof, but shall be given within 90 days after such occurrence.

          (b) Within ten Business Days after the occurrence of any Event of Default actually known to a Responsible Officer of the Trustee, the Trustee shall transmit notice of such Event of Default to all

               Holders of that series as their names and addresses appear on the Debenture Register, unless such Event of Default shall have been cured or waived.

SECTION 5.10      Undertaking to Pay Costs.

         All parties to this Indenture agree, and each holder of any Debenture by its acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.10 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in aggregate principal amount of the Debentures of a series outstanding with respect to that series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of or interest (including Compounded Interest and Additional Sums, if any) on any Debenture against the Company on or after the same shall have become due and payable.

                                   ARTICLE VI
                             CONCERNING THE TRUSTEE

SECTION 6.01      Duties and Responsibilities of Trustee.

         With respect to the holders of any series of Debentures issued hereunder, the Trustee, prior to the occurrence of an Event of Default with respect to Debentures of that series (which, other than in the case of Sections 5.01(a) and 5.01(b) hereof, is known to the Trustee) and after the curing or waiving of all such Events of Default which may have occurred with respect to Debentures of that series, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default (which, other than in the case of Sections 5.01(a) and 5.01(b) hereof, is known to the Trustee) has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

         No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

          (a) Prior to the occurrence of an Event of Default (which, other than in the case of Sections 5.01(a) and 5.01(b) hereof, is known to the Trustee) and after the curing or waiving of all such Events of Default which may have occurred,

               (1) The duties and obligations of the Trustee shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

               (2) In the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificate or opinion furnished to the Trustee and conforming to the requirements of this Indenture; but, in the case of any such certificate or opinion which by any provision hereof is specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not it conforms on its face to the requirements of this Indenture;

          (b) The Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Responsible Officers, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

          (c) The Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders pursuant to Section 5.08, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

         None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it reasonably believes that the repayment of such funds or liability is not reasonably assured to it under the terms of this Indenture or adequate indemnity against such risk is not reasonably assured to it.

SECTION 6.02      Reliance on Documents, Opinions, etc.

         Except as otherwise provided in Section 6.01:

          (a) The Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, note, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) Any request, direction, order or demand of the Company mentioned herein may be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any Board Resolution may be evidenced to the Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Company;

          (c) The Trustee may consult with counsel of its selection and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

          (d) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Holders, pursuant to the provisions of this Indenture, unless such Holders shall have offered to the Trustee reasonable and sufficient security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby;

          (e) The Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which, other than in the case of Sections 5.01(a) and 5.01(b) hereof, is known to the Trustee) (that has not been cured or waived), to exercise such of the rights and powers vested in it by this Indenture, and to use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs;

          (f) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture, coupon or other paper or document, unless requested in writing to do so by the holders of a majority in aggregate principal amount of the outstanding Debentures; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding;

          (g) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents (including any Authenticating Agent) or attorneys, and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed by it with due care;

          (h) The Trustee shall not be charged with knowledge of any Default or Event of Default unless:

               (1) Such Default or Event of Default falls within Section 5.01(a) (other than a default with respect to the payment or nonpayment of Compounded Interest, or Additional Sums) or
                    Section 5.01(b) of the Indenture,

               (2) A Responsible Officer shall have actual knowledge of such Default or Event of Default; or

               (3) Written notice of such Default or Event of Default shall have been given to the Trustee by the Company or any other obligor on the Debentures or by any holder of the Debentures;

          (i) The Trustee shall not be liable for any action taken, suffered or omitted by it in good faith, without negligence or willful misconduct and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture; and

          (j) In the event that the Trustee is unable to decide between alternative courses of action permitted or required under this Indenture or any other document, or is unsure as to the application of any provision of this Indenture or any other document, or any such provision may be ambiguous as to its application or in conflict with any other applicable provision, permits any determination by the Trustee, or is silent or incomplete as to the course of action that the Trustee is required to take with respect to a particular set of facts, the Trustee may give notice (in such form as shall be appropriate under the circumstances) to the Company and/or to the Holders requesting instruction from any of them, and to the extent that the Trustee acts or refrains from acting in good faith in accordance with any such instruction received, the Trustee shall not be personally liable, on account of such action or inaction, to any Person, and if the Trustee shall not have received appropriate instruction within 10 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking action, and shall have no personal liability to any Person for such action or inaction.

SECTION 6.03      No Responsibility for Recitals, etc.

         The recitals contained herein and in the Debentures (except in the certificate of authentication of the Trustee or the Authenticating Agent) shall be taken as the statements of the Company, and the Trustee and the Authenticating Agent assume no responsibility for the correctness of the same. The Trustee and the Authenticating Agent make no representations as to the validity or sufficiency of this Indenture or of the Debentures. The Trustee and the Authenticating Agent shall not be accountable for the use or application by the Company of any Debentures or the proceeds of any Debentures authenticated and delivered by the Trustee or the Authenticating Agent in conformity with the provisions of this Indenture.

SECTION 6.04 Trustee, Authenticating Agent, Paying Agents, Transfer Agents and Registrar May Own Debentures.

         The Trustee or any Authenticating Agent or any paying agent or any transfer agent or any security registrar for the Debentures, in its individual or any other capacity, may become the owner or pledgee of Debentures with the same rights it would have if it were not Trustee, Authenticating Agent, paying agent, transfer agent or security registrar for the Debentures.

SECTION 6.05      Moneys to be Held in Trust.

         Subject to the provisions of Section 11.04, all moneys received by the Trustee or any paying agent shall, until used or applied as herein provided, be held in trust for the purpose for which they were received, but need not be segregated from other funds except to the extent required by law. The Trustee and any paying agent shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

         So long as no Event of Default shall have occurred and be continuing, all interest allowed on any such moneys shall be paid from time to time upon the written order of the Company, signed by an Officer thereof.

SECTION 6.06      Compensation and Expenses of Trustee.

         The Company, as issuer of Debentures under this Indenture, covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, such compensation as shall be agreed to in writing between the Company and the Trustee (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust), and the Company will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Company also covenants to indemnify each of the Trustee (including in its individual capacity) and any predecessor Trustee (and its officers, agents, directors and employees) for, and to hold it harmless against, any and all loss, damage, claim, action, suit, liability or expense including taxes (other than taxes based on the income of the Trustee) incurred without negligence or bad faith on the part of the Trustee and arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim of liability.

         The Company covenants and agrees to advance expenses (including legal fees) incurred by the Trustee (including in its individual capacity) in defending any claim, demand, action, suit or proceeding, from time to time, prior to the final disposition of such claim, demand, action, suit or proceeding, upon receipt by the Company of an undertaking by or on behalf of the Trustee to repay such amount if it shall be determined that the Trustee is not entitled to be indemnified as authorized in this Section.

         When the Trustee incurs expenses or renders services in connection with an Event of Default as specified in Section 5.01(d) or Section 5.01(e), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for its services are intended to constitute expenses of administration under any applicable federal or state bankruptcy, insolvency or other similar law.

         The provisions of this Section shall survive the resignation or removal of the Trustee and the defeasance or other termination of this Indenture.

SECTION 6.07      Officers' Certificate as Evidence.

         Except as otherwise provided in Sections 6.01 and 6.02, whenever in the administration of the provisions of this Indenture, the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or omitting any action hereunder, such matter (unless other evidence in respect thereof is herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee, and such

Officers' Certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken or omitted by it under the provisions of this Indenture upon the faith thereof.

SECTION 6.08      Conflicting Interest of Trustee.

         If the Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Trustee and the Company shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act.

SECTION 6.09      Eligibility of Trustee.

         The Trustee hereunder shall at all times be a Person organized and doing business under the laws of the United States of America or any state or territory thereof or of the District of Columbia, or a Company or other Person permitted to act as trustee by the Commission authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least fifty million U.S. dollars ($50,000,000) and subject to supervision or examination by federal, state, territorial, or District of Columbia authority. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 6.09 the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

         The Company may not, nor may any Person directly or indirectly controlling, controlled by, or under common control with the Company, serve as Trustee. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 6.09, the Trustee shall resign immediately in the manner and with the effect specified in Section 6.10.

SECTION 6.10      Resignation or Removal of Trustee.

          (a) The Trustee, or any trustee or trustees hereafter appointed, may at any time resign by giving written notice of such resignation to the Company and by mailing notice thereof to the holders of the Debentures at their addresses as they shall appear on the Debenture Register. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee or trustees, in accordance with the provisions of Section 6.09, by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 60 days after the mailing of such notice of resignation to the affected Holders, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Holder who has been a bona fide holder of a Debenture for at least six months may, subject to the provisions of Section 5.10, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

          (b)  In case at any time any of the following shall occur:

               (1)  The  Trustee  shall fail to comply  with the  provisions  of
                    Section 6.08 after written request therefor by the Company or by any Holder entitled to give such request who has been a bona fide holder of a Debenture or Debentures of the applicable series for at least six months, or

               (2) The Trustee shall cease to be eligible in accordance with the provisions of Section 6.09 and shall fail to resign after written request therefor by the Company or by any such Holder, or

               (3) The Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, the Company may remove the Trustee and appoint a successor trustee, in accordance with the provisions of Section 6.09, by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the provisions of Section 5.10, any Holder who has been a bona fide holder of a Debenture of the applicable series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

          (c) The holders of a majority in aggregate principal amount of the Debentures of any series at the time outstanding may at any time remove the Trustee with respect to that series and nominate a successor trustee, which shall be deemed appointed as successor trustee unless within 10 days after written notification of such nomination the Company objects thereto, or if no successor trustee shall have been so appointed and shall have accepted appointment within 30 days after such removal, in which case the Trustee so removed or any such Holder, upon the terms and conditions and otherwise as in subsection (a) of this Section
               6.10 provided, may petition any court of competent jurisdiction for an appointment of a successor trustee.

          (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this
               Section 6.10 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 6.11.

SECTION 6.11      Acceptance by Successor Trustee.

         Any successor trustee appointed as provided in Section 6.10 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the retiring trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee herein; but, nevertheless, on the written request of the Company or of the successor trustee, the trustee ceasing to act shall, upon payment of all amounts then due it pursuant to the provisions of Section 6.06, execute and deliver an instrument transferring to such successor trustee all the rights and powers of the trustee so ceasing to act and shall duly assign, transfer and deliver to such successor trustee all property and money held by such retiring trustee thereunder. Upon request of any such successor trustee, the Company shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a lien upon all property or funds held or collected by such trustee to secure any amounts then due it pursuant to the provisions of
Section 6.06.

         No  successor  trustee  shall  accept  appointment  as provided in this
Section 6.11 unless at the time of such acceptance such successor trustee shall be qualified under the provisions of Section 6.08 and eligible under the provisions of Section 6.09.

         Upon acceptance of appointment by a successor trustee as provided in this Section 6.11, the Company shall mail notice of the succession of such trustee hereunder to the holders of Debentures at their addresses as they shall appear on the Debenture Register. If the Company fails to mail such notice within 10 days after the acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

SECTION 6.12      Succession by Merger, etc.

         Any Person into which the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto.

         In case any Debentures shall have been authenticated but not delivered at the time such successor to the Trustee shall succeed to the trusts created by this Indenture, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Debentures so authenticated; and in case at that time any of the Debentures shall not have been authenticated, any successor to the Trustee may authenticate such Debentures either in the name of any predecessor hereunder or in the name of the successor trustee; and in all such cases such certificates shall have the full force which the Debentures or this Indenture elsewhere provides that the certificate of the Trustee shall have; provided, however, that the right to adopt the certificate of authentication of any predecessor Trustee or authenticate Debentures in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

SECTION 6.13      Limitation on Rights of Trustee as a Creditor.

         The Trustee shall comply with Section 311(a) of the Trust Indenture Act, excluding any creditor relationship described in Section 311(b) of the Trust Indenture Act. A Trustee who has resigned or been removed shall be subject to Section 311(a) of the Trust Indenture Act to the extent included therein.

SECTION 6.14      Authenticating Agents.

         There may be one or more Authenticating Agents appointed by the Trustee upon the request of the Company with power to act on the Trustee's behalf and subject to the Trustee's direction in the authentication and delivery of Debentures issued upon transfer, conversion or redemption thereof as fully to all intents and purposes as though any such Authenticating Agent had been expressly authorized to authenticate and deliver Debentures; provided, however, that the Trustee shall have no liability to the Company for any acts or omissions of the Authenticating Agent with respect to the authentication and delivery of Debentures. Any such Authenticating Agent shall at all times be a Person organized and doing business under the laws of the United States or of any state or territory thereof or of the District of Columbia authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of at least $5,000,000 and being subject to supervision or examination by federal, state, territorial or District of Columbia authority. If such Person publishes reports of condition at least annually pursuant to law or the requirements of such authority, then for the purposes of this Section 6.14 the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect herein specified in this Section.

         Any Person into which any Authenticating Agent may be merged, converted or with which it may be consolidated, or any Person resulting from any merger or consolidation to which any Authenticating Agent shall be a party, or any Person succeeding to the corporate trust business of any Authenticating Agent, shall be the successor of such Authenticating Agent hereunder, if such successor Person is otherwise eligible under this Section 6.14 without the execution or filing of any paper or any further act on the part of the parties hereto or such Authenticating Agent.

         Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible under this Section 6.14, the Trustee may, and upon the request of the Company shall, promptly appoint a successor Authenticating Agent eligible under this Section 6.14, shall give written notice of such appointment to the Company and shall mail notice of such appointment to all Holders as the names and addresses of such holders appear on the Debenture Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent herein. The Company, as issuer of the Debentures, agrees to pay to any Authenticating Agent from time to time reasonable compensation for its services. Any Authenticating Agent shall have no responsibility or liability for any action taken by it as such in accordance with the directions of the Trustee.

SECTION 6.15      Trustee Not Fiduciary for Holders of Senior Indebtedness.

         The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holders if the Trustee shall in good faith mistakenly pay over or distribute to Holders of Securities or to the Company or to any other person cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this Article or otherwise. With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants or obligations as are specifically set forth in this Article and no implied covenants or obligations with respect to holders of Senior Indebtedness shall be read into this Indenture against the Trustee.

                                  ARTICLE VII
                         CONCERNING THE DEBENTUREHOLDERS

SECTION 7.01      Action by Holders.

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders or by holders of Preferred Securities may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders or holders of Preferred Securities, as applicable, personally or by an agent duly appointed in writing and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of Holders or holders of Preferred Securities signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

               Without limiting the generality of this Section, unless otherwise provided in or pursuant to this Indenture, a Holder, including a Depositary that is a Holder of a Global Debenture, may make, give or take, by a proxy, or proxies, duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other action provided in or pursuant to this Indenture to be made, given or taken by Holders, and a Depositary that is a Holder of a Global Debenture may provide its proxy or proxies to the beneficial owners of interests in any such Global Debenture through such Depositary's standing instructions and customary practices.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner which the Trustee deems sufficient.

          (c)  The  Holders  of  Debentures  shall be  proved  by the  Debenture
               Register.

          (d) Any Act of the Holder of any Debenture shall bind every future Holder of the same Debenture and the Holder of every Debenture issued upon the transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Debenture.

          (e) If the Company solicits from the Holders any request, demand, authorization, direction, notice, consent, waiver or other action, the Company may, at its option, by or pursuant to a resolution of its Board of Directors, fix in advance a Record Date for the determination of Holders entitled to give such Act, but the Company shall have no obligation to do so. If such a Record Date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other action may be given before or after such Record Date, but only Holders of record as proved by the Debenture Register at the close of business on such Record Date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of outstanding Debentures have authorized or agreed or consented to such Act, and for that purpose the outstanding Debentures shall be computed as of such Record Date.

SECTION 7.02      Proof of Execution by Holders.

         Subject to the provisions of Sections 6.01, 6.02 and 8.05, proof of the execution of any instrument by a Holder or his agent or proxy shall be sufficient if made in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The ownership of Debentures shall be proved by the Debenture Register or by a certificate of the security registrar for the Debentures. The Trustee may require such additional proof of any matter referred to in this
Section 7.02 as it shall deem necessary.

         The record of any Holders' meeting shall be proved in the manner provided in Section 8.06.

SECTION 7.03      Who Are Deemed Absolute Owners.

         Prior to due presentment for registration of transfer of any Debenture, the Company, the Trustee, any Authenticating Agent, any paying agent, any transfer agent and any security registrar for the Debentures may deem the person in whose name such Debenture shall be registered upon the Debenture Register to be, and may treat him or her as, the absolute owner of such Debenture (whether or not such Debenture shall be overdue) for the purpose of receiving payment of or on account of the principal of and premium, if any, and (subject to Section 2.05) interest on such Debenture and for all other purposes; and neither the Company nor the Trustee nor any Authenticating Agent nor any paying agent nor any transfer agent nor any security registrar for the Debentures shall be affected by any notice to the contrary. All such payments so made to any holder for the time being or upon his or her order shall be valid and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Debenture.

SECTION 7.04      Debentures Owned by Company Deemed Not Outstanding.

         In determining whether the holders of the requisite aggregate principal amount of Debentures have concurred in any direction, consent or waiver under this Indenture, Debentures that are owned by the Company or any other obligor on the Debentures or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Debentures shall be disregarded and deemed not to be outstanding for the purpose of any such determination; provided, however, that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver, only Debentures which a Responsible Officer of the Trustee actually knows are so owned shall be so disregarded. Debentures so owned which have been pledged in good faith may be regarded as outstanding for the purposes of this Section 7.04 if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right to vote such Debentures and that the pledgee is not the Company or any such other obligor or Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any such other obligor. In the case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee.

SECTION 7.05      Revocation of Consents; Future Holders Bound.

         At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 7.01, of the taking of any action by the holders of the percentage in aggregate principal amount of the Debentures specified in this Indenture in connection with such action, any holder of a Debenture (or any Debenture issued in whole or in part in exchange or substitution therefor), subject to Section 7.01, the serial number of which is shown by the evidence to be included in the group of Debentures the holders of which have consented to such action, may, by filing written notice with the Trustee at its Corporate Trust Office and upon proof of holding as provided in Section 7.02, revoke such action so far as concerns such Debenture (or so far as concerns the principal amount represented by any exchanged or substituted Debenture). Except as aforesaid, any such action taken by the holder of any Debenture shall be conclusive and binding upon such holder and upon all future holders and owners of such Debenture, and of any Debenture issued in exchange or substitution therefor, irrespective of whether or not any notation in regard thereto is made upon such Debenture or any Debenture issued in exchange or substitution therefor.

                                  ARTICLE VIII
                          MEETINGS OF DEBENTUREHOLDERS

SECTION 8.01      Purposes of Meetings.

         A meeting of Holders of any or all series at the time outstanding may be called at any time and from time to time pursuant to the provisions of this
Article VIII for any of the following purposes:

          (a) To give any notice to the Company or to the Trustee, or to give any directions to the Trustee, or to consent to the waiving of any Default hereunder and its consequences, or to take any other action authorized to be taken by Holders of such series pursuant to any of the provisions of Article V;

          (b) To remove the Trustee and nominate a successor trustee pursuant to the provisions of Article VI;

          (c) To consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 9.02; or

          (d) To take any other action authorized to be taken by or on behalf of the holders of any specified aggregate principal amount of such Debentures under any other provision of this Indenture or under applicable law.

SECTION 8.02      Call of Meetings by Trustee.

         The Trustee may at any time call a meeting of Holders or Holders of Debentures of any series, as applicable, to take any action specified in Section 8.01, to be held at such time and at such place in New York, New York as the Trustee shall determine. Notice of every meeting of such Holders, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be mailed to such holders of Debentures at their addresses as they shall appear on the Debenture Register. Such notice shall be mailed not less than 21 nor more than 180 days prior to the date fixed for the meeting.

SECTION 8.03      Call of Meetings by Company or Holders.

         In case at any time the Company, pursuant to a resolution of the Board of Directors, or the holders of at least 20% in aggregate principal amount of the Debentures or the Debentures of any series, as applicable, then outstanding, shall have requested the Trustee to call a meeting of such Holders, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the notice of such meeting within 21 days after receipt of such request, then the Company or such Holders may determine the time and the place in The City of New York for such meeting and may call such meeting to take any action authorized in Section 8.01, by mailing notice thereof as provided in Section 8.02.

          (a) Except as provided below, the Persons entitled to vote a majority in principal amount of the Outstanding Debentures or Outstanding Debentures of a series, as applicable, shall constitute a quorum. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Debentures, be dissolved. In any other case, the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided herein, except that such notice need be given only once and not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage of the principal amount of the Outstanding Debentures of such series which shall constitute a quorum.

          (b) Subject to the foregoing, at the reconvening of any meeting adjourned for a lack of a quorum, the Persons entitled to vote 25% in principal amount of the Outstanding Debentures entitled to vote at such meeting at the time shall constitute a quorum for the taking of any action set forth in the notice of the original meeting.

          (c) At a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid, any resolution and all matters shall be effectively passed and decided if passed or decided by the Persons entitled to vote the lesser of:

               (1) A majority in principal amount of such Debentures of such series entitled to vote at such meeting then Outstanding; or

               (2) 66 2/3% in principal amount of the Debentures of such series represented and voting at such meeting; provided, however, that if any consent, waiver or other action is required by this Indenture to be given, made or taken by the Holders of a specified percentage in principal amount of Outstanding Debentures entitled to vote, then such consent, waiver or other action must be given, made or taken by the Holders of such specified percentage of Debentures entitled to vote.

          (d) Any resolution passed or decisions taken at any meeting of Holders of Debentures duly held in accordance with this Section shall be binding on all the Holders of Debentures, or of the Debentures of such series, as applicable, whether or not present or represented at the meeting.

SECTION 8.04      Qualifications for Voting.

         To be entitled to vote at any meeting of Holders, a Person shall be:

               (1)  A holder of one or more Debentures of the applicable series;
                    or

               (2) A Person appointed by an instrument in writing as proxy by a holder of one or more Debentures of that series. The only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

SECTION 8.05      Regulations.

         Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders, in regard to proof of the holding of Debentures and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit. The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders as provided in Section 8.03, in which case the Company or the Holders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by majority vote of the meeting.

         Subject to the provisions of Section 8.04, at any meeting each holder of Debentures of the applicable series or proxy therefor shall be entitled to one vote for each $1,000 principal amount of Debentures of that series held or represented by him or her; provided, however, that no vote shall be cast or counted at any meeting in respect of any Debenture challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Debentures of the applicable series held by him or instruments in writing as aforesaid duly designating him as the person to vote on behalf of other Holders. Any meeting of Holders duly called pursuant to the provisions of Section 8.02 or 8.03 may be adjourned from time to time by holders of a majority of Debentures entitled to vote at such meeting and which are represented at such meeting, and the meeting may be held as so adjourned without further notice.

SECTION 8.06      Voting.

         The vote upon any resolution submitted to any meeting of holders of Debentures shall be by written ballots on which shall be subscribed the signatures of such holders or of their representatives by proxy and the serial number or numbers of the Debentures of the applicable series held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in triplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Holders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in Section 8.02. The record shall show the serial numbers of the Debentures voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated. The holders of the Debentures entitled to vote at the meeting shall vote for all purposes as a single class.

                                   ARTICLE IX
                                   AMENDMENTS

SECTION 9.01      Without Consent of Holders.

         The Company and the Trustee may from time to time and at any time amend this Indenture, without the consent of the Holders, for one or more of the following purposes:

          (a) To evidence the succession of another Person to the Company, or successive successions, and the assumption by the successor Person of the covenants, agreements and obligations of the Company pursuant to Article X hereof;

          (b) To add to the covenants of the Company such further covenants, restrictions or conditions for the protection of the Holders of all or any series of Debentures as the Board of Directors and the

               Trustee shall consider to be for the protection of the Holders of such series, and to make the occurrence, or the occurrence and continuance, of a default in any of such additional covenants, restrictions or conditions a Default or an Event of Default permitting the enforcement of all or any of the remedies provided in this Indenture as herein set forth; provided, however, that in respect of any such additional covenant, restriction or condition such amendment may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default;

          (c) To provide for the issuance under this Indenture of Debentures in coupon form (including Debentures registrable as to principal only) and to provide for exchangeability of such Debentures with the Debentures issued hereunder in fully registered form and to make all appropriate changes for such purpose;

          (d)  To:

               (1)  Cure any ambiguity; or

               (2) To correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture; or

               (3) To make such other provisions in regard to matters or questions arising under this Indenture, provided that any such action shall not materially adversely affect the interests of the holders of Debentures of a series affected thereby;

          (e) To evidence and provide for the acceptance of appointment hereunder by a successor trustee with respect to the Debentures of any series; and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or to facilitate the administration of the trusts hereunder by more than one trustee;

          (f) To make provision for transfer procedures, certification, book-entry provisions, the form of restricted Debentures legends, if any, to be placed on Debentures, and all other matters required pursuant to Section 2.06 or otherwise necessary, desirable or appropriate in connection with the issuance of Debentures of a series to holders of Preferred Securities of a Trust in the event of a distribution of Debentures by such Trust following a Dissolution Event, provided that any such action shall not materially adversely affect the interests of the holders of such Debentures;

          (g)  To make provision with respect to conversion procedures;

          (h) To qualify or maintain qualification of this Indenture under the Trust Indenture Act;

          (i) To make any change that does not adversely affect the rights of any Holder of an outstanding Debenture in any material respect;

          (j)  Surrender any right or power herein  conferred  upon the Company;
               or

          (k) To add any Events of Default with respect to all or any series of Debenture (as shall be specified in such supplemental indenture);

          (l) To establish the form or terms of Debentures of any series as permitted by Section 2.01 or, in lieu of any such supplemental indenture, the Company may provide the Trustee with an Officers' Certificate with respect to the form or terms of such Debentures; or

          (m) To supplement any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of any series of Debentures provided that any such action shall not adversely affect the interests of any Holder of a Debenture of such series or any other Debenture in any material respect.

         The Trustee is hereby authorized to join with the Company in the execution of any supplemental indenture to effect such amendment, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer and assignment of any property thereunder, but the Trustee shall not be obligated to, but may in its discretion, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

         Any amendment to this  Indenture  authorized by the  provisions of this
Section 9.01 may be executed by the Company and the Trustee without the consent of the holders of any of the Debentures at the time outstanding, notwithstanding any of the provisions of Section 9.02.

SECTION 9.02      With Consent of Holders.

         The Company and the Trustee may amend this Indenture with respect to any series of Debentures in any manner not permitted by Section 9.01 or may waive future compliance by the Company with any provisions of this Indenture with respect to such series with the consent of the Holders of at least a majority in aggregate principal amount of the Debentures of that series affected thereby then outstanding (and, in the case of any series of Debentures held as assets of a Trust and with respect to which a Security Exchange has not theretofore occurred, the consent of at least a majority of the aggregate liquidation amount of the outstanding holders of the Preferred Securities of such Trust). Such an amendment or waiver may not, without the consent of each Holder of any Debenture affected thereby:

          (a)  Reduce the principal amount of such Debentures;

          (b) Reduce the percentage of the principal amount of such Debentures of a series the Holders of which must consent to modify or amend of this Indenture or waive compliance by the Company with any covenant hereunder or past Default or Event of Default with respect to such series;

          (c)  Change

               (1) The Stated Maturity of the principal of or the interest on such Debentures, except in connection with any Extended Period,

               (2) The rate of interest (or the manner of calculation thereof) on such Debentures, or

               (3) The duration of the maximum consecutive period that payments of interest on such Debentures may be deferred;

          (d) Change adversely to the Holders the redemption, conversion or exchange provisions applicable to such Debentures, if any;

          (e) Change the currency in respect of which the payments on such Debentures are to be made;

          (f) Make any change in Article XV that adversely affects the rights of the Holders of the Debentures or any change to any other Section hereof that adversely affects their rights under Article XV; or

          (g)  Change Section 5.04;

provided that, in the case of the outstanding Debentures of a series then held by a Trust or the trustee of a Trust,

               (1) No such amendment or supplement shall be made, without the prior consent of the holders of at least a majority of the aggregate liquidation amount of the outstanding Preferred Securities of that Trust, and

               (2) If the consent of each Holder of each Debenture of a series is required with respect to any such amendment, such amendment shall not be effective without the prior consent of each Holder of Preferred Securities of the applicable Trust.

         A supplemental indenture that changes or eliminates any covenant or other provision of this Indenture that has expressly been included solely for the benefit of one or more particular series of Debentures, or which modifies the rights of the Holders of Debentures of such series with respect to such covenant or other provision, shall be deemed to affect only the rights under this Indenture of the Holders of Debentures of such series and not to affect the rights under this Indenture of the Holders of Debentures of any other series.

         It shall not be necessary for the consent of the Holders of Debentures or holders of Preferred Securities under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent approves the substance thereof.

         After an amendment or waiver under this Section becomes effective, the Company shall mail to each Holder affected thereby a notice briefly describing the amendment or waiver. Any failure of the Company to mail such notices, or any defect therein, shall not, however, in any way impair or affect the validity of such amendment or waiver.

SECTION 9.03 Compliance with Trust Indenture Act; Effect of Supplemental Indentures.

         Any supplemental  indenture executed pursuant to the provisions of this
Article IX shall comply with the Trust Indenture Act. Upon the execution of any supplemental indenture pursuant to the provisions of this Article IX, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the holders of Debentures affected by such supplemental indenture shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes with respect to any series of Debenture affected by such supplemental indenture.

SECTION 9.04      Notation on Debentures.

         Debentures authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article IX may bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company or the Trustee shall so determine, new Debentures so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any modification of this Indenture contained in any such supplemental indenture may be prepared and executed by the Company, authenticated by the Trustee or the Authenticating Agent and delivered in exchange for the Debentures then outstanding.

SECTION 9.05 Evidence of Compliance of Supplemental Indenture to be Furnished to Trustee.

         The Trustee, subject to the provisions of Sections 6.01 and 6.02, may receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant hereto complies with the requirements of this Article IX.

                                   ARTICLE X
                    CONSOLIDATION, MERGER, SALE, CONVEYANCE,
                               TRANSFER AND LEASE

SECTION 10.01     Company May Consolidate, etc., on Certain Terms.

         Nothing contained in this Indenture or in any of the Debentures shall prevent any consolidation or merger of the Company with or into any other Person (whether or not affiliated with the Company, as the case may be), or successive consolidations or mergers in which the Company or its successor or successors, as the case may be, shall be a party or parties, or shall prevent any sale, conveyance, transfer or lease of the property of the Company, or its successor or successors as the case may be, as an entirety, or substantially as an entirety, to any other Person (whether or not affiliated with the Company, or its successor or successors, as the case may be) authorized to acquire and operate the same; provided, that:

          (a) The Company is the surviving Person, or the Person formed by or surviving any such consolidation or merger (if other than the Company) or to which such sale, conveyance, transfer or lease of property is made is a Person organized and existing under the laws of the United States or any State thereof or the District of Columbia, and

          (b) If the Company is not the surviving Person, upon any such consolidation, merger, sale, conveyance, transfer or lease, the due and punctual payment of the principal of and interest on the Debentures according to their tenor and the due and punctual performance and observance of all the covenants and conditions of this Indenture to be kept or performed by the Company shall be expressly assumed by the surviving Person, by supplemental indenture (which shall conform to the provisions of the Trust Indenture Act as then in effect) satisfactory in form to the Trustee executed and delivered to the Trustee by the Person formed by such consolidation, or into which the Company shall have been merged, or by the Person which shall have acquired such property, as the case may be; and

          (c) Immediately after giving effect to such consolidation, merger, sale, conveyance, transfer or lease, no Default or Event of Default shall have occurred and be continuing.

SECTION 10.02     Successor Person to be Substituted for Company.

         In case of any such consolidation, merger, sale, conveyance, transfer or lease, and upon the assumption by the successor Company, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the obligation of due and punctual payment of the principal of and interest on all of the Debentures and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed or observed by the Company, such successor Person shall succeed to and be substituted for the Company, with the same effect as if it had been named herein as a party hereto, and the Company thereupon shall be relieved of any further liability or obligation hereunder or upon the Debentures. Such successor Person thereupon may cause to be signed, and may issue either in its own name or in the name of the Company, any or all of the Debentures issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee or the Authenticating Agent; and, upon the order of such successor Person instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee or the Authenticating Agent shall authenticate and deliver any Debentures which previously shall have been signed and delivered by any Officer of the Company to the Trustee or the Authenticating Agent for authentication, and any Debentures which such successor Person thereafter shall cause to be signed and delivered to the Trustee or the Authenticating Agent for that purpose. All the Debentures so issued shall in all respects have the same legal rank and benefit under this Indenture as the Debentures theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Debentures had been issued at the date of the execution hereof.

SECTION 10.03     Opinion of Counsel to be Given Trustee.

         The Trustee, subject to the provisions of Sections 6.01 and 6.02, may receive an Opinion of Counsel as conclusive evidence that any consolidation, merger, sale, conveyance, transfer or lease, and any assumption, permitted or required by the terms of this Article X complies with the provisions of this
Article X.

                                   ARTICLE XI
                     SATISFACTION AND DISCHARGE OF INDENTURE

SECTION 11.01     Discharge of Indenture.

         When either:

          (a) The Company shall deliver to the Trustee for cancellation all Debentures of any series theretofore authenticated (other than any Debentures which shall have been destroyed, lost or stolen and which shall have been replaced as provided in Section 2.07) and not theretofore canceled, or

          (b) All the Debentures of such series not theretofore canceled or delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and the Company shall deposit or cause to be deposited with the Trustee, in trust, funds or U.S. Government Obligations (or any combination) sufficient to pay on the Stated Maturity Date or upon redemption all of the Debentures of such series (other than any Debentures which shall have been destroyed, lost or stolen and which shall have been replaced as provided in Section 2.07) not theretofore canceled or delivered to the Trustee for cancellation, including principal and interest (including Compounded Interest and Additional Sums, if any) due or to become due to the Stated Maturity Date or redemption date, as the case may be, but excluding, however, the amount of any moneys for the payment of principal of or interest (including Compounded Interest and Additional Sums, if any) on the Debentures of such series

               (1) Theretofore repaid to the Company in accordance with the provisions of Section 11.04; or

               (2) Paid to any State or to the District of Columbia pursuant to its unclaimed property or similar laws;

and if, in either case, the Company shall also pay or cause to be paid all other sums payable hereunder by the Company, then this Indenture shall cease to be of further effect with respect to Debentures of such series, except for the provisions of Sections [2.02, 2.06, 2.07, 3.01, 3.02, 3.04, 6.06, 6.10 and
11.04] hereof, which shall survive until such Debentures of such series shall mature and be paid. Thereafter, Sections [6.06 and 11.04] shall survive, and the Trustee, on demand of the Company accompanied by any Officers' Certificate and an Opinion of Counsel and at the cost and expense of the Company, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture with respect to Debentures of such series; the Company, however, hereby agrees to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred by the Trustee in connection with this Indenture or the Debentures of such series.

SECTION 11.02 Deposited Moneys and U.S. Government Obligations to be Held in Trust by Trustee.

         Subject to the provisions of Section 11.04, all moneys and U.S. Government Obligations deposited with the Trustee pursuant to Sections 11.01 or
11.05 shall be held in trust and applied by it to the payment, either directly or through any paying agent (including the Company if acting as its own paying agent), to the holders of a particular series of Debentures for the payment of which such moneys or U.S. Government Obligations have been deposited with the Trustee, of all sums due and to become due thereon for principal and interest.

         The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Governmental Obligations deposited pursuant to Section 11.05 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the holders of outstanding Debentures.

SECTION 11.03     Paying Agent to Repay Moneys Held.

         Upon the satisfaction and discharge of this Indenture all moneys then held by any paying agent of the Debentures (other than the Trustee) shall, upon written demand of the Company, be repaid to it or paid to the Trustee, and thereupon such paying agent shall be released from all further liability with respect to such moneys.

SECTION 11.04     Return of Unclaimed Moneys.

         Any moneys deposited with or paid to the Trustee or any paying agent for payment of the principal of or interest (including Compounded Interest and Additional Sums, if any) on Debentures of any series and not applied but remaining unclaimed by the holders of Debentures for two years after the date upon which the principal of or interest (including Compounded Interest and Additional Sums, if any) on such Debentures, as the case may be, shall have become due and payable, shall be repaid to the Company by the Trustee or such paying agent; and the holder of any of the Debentures shall thereafter look only to the Company for any payment which such holder may be entitled to collect and all liability of the Trustee or such paying agent with respect to such moneys shall thereupon cease.

SECTION 11.05  Defeasance Upon Deposit of Moneys or U.S. Government Obligations.

         The Company shall be deemed to have been Discharged (as defined below) from its obligations with respect to the Debentures of any series on the 91st day after the applicable conditions set forth below have been satisfied:

          (a) The Company shall have deposited or caused to be deposited irrevocably with the Trustee or the Defeasance Agent (as defined below) as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the holders of the Debentures of such series:

               (1)  Money in an amount; or

               (2) U.S. Government Obligations which through the payment of interest and principal in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount; or

               (3)  A combination of (1) and (2),

sufficient, in the opinion (with respect to (ii) and (iii)) of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee and the Defeasance Agent, if any, to pay and discharge each installment of principal of and interest on the outstanding Debentures of such series on the dates such installments of principal and interest are due;

          (b) If the Debentures of such series are then listed on any national securities exchange, the Company shall have delivered to the Trustee and the Defeasance Agent, if any, an Opinion of Counsel to the effect that the exercise of the option under this Section
               11.05 would not cause such Debentures to be delisted from such exchange;

          (c) No Default or Event of Default with respect to the Debentures shall have occurred and be continuing on the date of such deposit;

          (d) The Company shall have delivered to the Trustee and the Defeasance Agent, if any, an Opinion of Counsel to the effect that holders of the Debentures of such series will not recognize income, gain or loss for United States federal income tax purposes solely as a result of the exercise of the option under this Section 11.05 and will be subject to United States federal income tax on the same amount and in the same manner and at the same times as would have been the case if such option had not been exercised;

          (e) The Company shall have delivered to the Trustee an Officers' Certificate stating that the deposit was not made by the Company with the intent of preferring the Holders over any other creditors of the Company or with the intent of defeating, hindering, delaying or defrauding any other creditors of the Company;

          (f) Such deposit shall not result in an Investment Company Event, or such trust shall be qualified under such Act or exempt from regulation thereunder; and

          (g) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent relating to the defeasance contemplated by this Section have been complied with.

         "Discharged" means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by, and obligations under, the Debentures of any series and to have satisfied all the obligations under this Indenture relating to the Debentures of such series (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except:

               (1) The rights of holders of Debentures of such series to receive, from the trust fund described in clause (a) above, payment of the principal of and the interest if any, on the Debentures of such series when such payments are due;

               (2) The Company's obligations with respect to the Debentures of such series under Sections [2.06, 2.07, 5.02 and 11.04]; and

               (3) The rights, powers, trusts, duties and immunities of the Trustee hereunder.

         "Defeasance Agent" means another financial institution which is eligible to act as Trustee hereunder and which assumes all of the obligations of the Trustee necessary to enable the Trustee to act hereunder. In the event such a Defeasance Agent is appointed pursuant to this Section, the following conditions shall apply:

                    (i) The Trustee shall have approval rights over the document appointing such Defeasance Agent and the document setting forth such Defeasance Agent's rights and responsibilities; and

                    (ii) The Defeasance Agent shall provide  verification to the
                         Trustee acknowledging receipt of sufficient money and/or U.S. Government Obligations to meet the applicable conditions set forth in this Section 11.05.

                                  ARTICLE XII
                    IMMUNITY OF INCORPORATORS, STOCKHOLDERS,
                             OFFICERS AND DIRECTORS

SECTION 12.01     Indenture and Debentures Solely Corporate Obligations.

         No recourse for the payment of the principal of or interest (including Compounded Interest and Additional Sums, if any) on any Debenture, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company in this Indenture, or in any Debenture, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, employee, officer or director, as such, past, present or future, of the Company or of any successor Person to the Company, either directly or through the Company or any successor Person to the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issuance of the Debentures.

                                  ARTICLE XIII
                            MISCELLANEOUS PROVISIONS

SECTION 13.01     Successors.

         All of the covenants, stipulations, promises and agreements of the Company contained in this Indenture shall also bind the Company's successors and assigns whether so expressed or not.

SECTION 13.02     Official Acts by Successor Company.

         Any act or proceeding that, by any provision of this Indenture, is authorized or required to be done or performed by any board, committee or officer of the Company shall and may be done and performed with like force and effect by the like board, committee or officer of any Company that shall at the time be the lawful sole successor of the Company.

SECTION 13.03     Surrender of Company Powers.

         The Company by instrument in writing authorized by its Board of Directors and delivered to the Trustee may surrender any of the powers reserved to the Company hereunder, and thereupon such power so surrendered shall terminate both as to the Company, as the case may be, and as to any successor Person.

SECTION 13.04     Addresses for Notices, etc.

         Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the holders of Debentures on the Company may be given or served by being deposited postage redeemed by first class mail, registered or certified mail, overnight courier service or conformed telecopy addressed (until another address is filed by the Company with the Trustee for the purpose) to Commerce Bancorp, Inc. at 1701 Route 70 East, Cherry Hill, New Jersey 08034-5400, Attention: Chief Financial Officer. Any notice, direction, request or demand by any Holder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made in writing at the office of The Bank of New York at 101 Barclay Street, Floor 8W, New York, New York 10286, Attention: Corporate Trust - Administration (unless another address is provided by the Trustee to the Company for such purpose). Any notice or communication to a Holder shall be mailed by first class mail to his or her address shown on the Debenture Register kept by the security registrar for the Debentures. Notices required to be given to the Trustee or the Authenticating Agent shall be in writing, personally delivered or mailed first class postage redeemed to each of the foregoing, or at such other address as shall be designated by written notice to the other parties.

SECTION 13.05     Governing Law.

         This Indenture and each Debenture shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be governed by and construed in accordance with the laws of said State without regard to conflict of law principles thereof.

SECTION 13.06     Evidence of Compliance with Conditions Precedent.

         Upon any application or demand by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee (which the Trustee shall be fully protected relying on) an Officers' Certificate stating that in the opinion of the signers all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with. Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture (except certificates delivered pursuant to Section 3.05) shall include:

          (a) A statement that the Person making such certificate or opinion has read such covenant or condition;

          (b) A brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (c) A statement that, in the opinion of such Person, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (d) A statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

SECTION 13.07     Business Days.

         In any case where the date of payment of principal of or interest on the Debentures is not a Business Day, the payment of such principal of or interest on the Debentures will not be made on such date but will be made on the next succeeding Business Day, except if such Business Day is in the next succeeding calendar year, such payment will be made on the immediately preceding Business Day, with the same force and effect as if made on the original date of payment, and no interest shall accrue for the period from and after such date.

SECTION 13.08     Trust Indenture Act to Control.

         If and to the extent that any provision of this Indenture limits, qualifies or conflicts with the duties imposed by Sections 310 to 318, inclusive, of the Trust Indenture Act, such imposed duties shall control.

SECTION 13.09     Table of Contents, Headings, etc.

         The table of contents and the titles and headings of the articles and sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

SECTION 13.10     Execution in Counterparts.

         This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

SECTION 13.11     Severability.

         In case any one or more of the provisions contained in this Indenture or in the Debentures shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Indenture or of the Debentures, but this Indenture and the Debentures shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

SECTION 13.12     Assignment.

         The Company will have the right at all times to assign any of its respective rights or obligations under this Indenture to a direct or indirect wholly owned Subsidiary of the Company, provided that, in the event of any such assignment, the Company will remain liable for all such obligations. Subject to the foregoing, this Indenture is binding upon and inures to the benefit of the parties thereto and their respective successors and assigns. This Indenture may not otherwise be assigned by the parties thereto.

SECTION 13.13     Acknowledgment of Rights.

         The Company acknowledges that, with respect to any Debentures of any series held by a Trust or a trustee of such Trust, if the Property Trustee of such Trust fails to enforce its rights under this Indenture as the holder of the Debentures held as the assets of such Trust, any holder of Preferred Securities may institute legal proceedings, subject to Section 5.08, directly against the Company to enforce such Property Trustee's rights under this Indenture without first instituting any legal proceedings against such Property Trustee or any other person or entity. Notwithstanding the foregoing, if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Company to pay principal of or interest on the Debentures when due, the Company acknowledges that a holder of Preferred Securities may directly institute a proceeding for enforcement of payment to such holder of the principal of or interest on the Debentures having an aggregate principal amount equal to the aggregate liquidation amount of the Preferred Securities of such holder on or after the respective due date specified in the Debentures.

                                  ARTICLE XIV
                            REDEMPTION OF DEBENTURES

SECTION 14.01     Special Event Redemption.

         If a Special Event has occurred and is continuing, then notwithstanding
Section 14.02(a) but subject to Section 14.02(c), the Company shall have the right, at any time within [90] days following the occurrence of such Special Event, upon:

               (1)  Not less than [45] days' written notice to the Trustee; and

               (2) not less than [30] days nor more than [60] days' written notice to the Holders, to redeem the Debentures, in whole (but not in part), at the Special Event Redemption Price. Following a Special Event, the Company shall take such action as is necessary to promptly determine the Special Event Redemption Price. The Special Event Redemption Price shall be paid prior to 12:00 noon, New York City time, on the date of such redemption or such earlier time as the

                    Company determines, provided that the Company shall deposit with the Trustee an amount sufficient to pay the Special Event Redemption Price by 10:00 a.m., New York City time, on the date such Special Event Redemption Price is to be paid.

SECTION 14.02     Optional Redemption by Company.

          (a) The Company may redeem the Debentures of any series issued hereunder, in whole or in part, on and after the dates and in accordance with the terms established for such series pursuant to
               Section 2.01.

          (b) If any or all of the Debentures are to be redeemed pursuant to this Section, the Company shall deliver to the Trustee no more than [60] and no less than [45] days prior to the Redemption Date a Company Order specifying the series and principal amount of Debentures to be redeemed and the Redemption Date and Redemption Price for such Debentures. Such Company Order shall be accompanied by a Board Resolution authorizing such redemption. If the Debentures of a series are held by a Trust, the Company shall also deliver a copy of such Company Order to the Property Trustee for such Trust. If the Debentures of any series are only partially redeemed pursuant to this Section 14.02, the Debentures to be redeemed shall be selected on a pro rata basis not more than [60] days prior to the date fixed for redemption from the outstanding Debentures not previously called for redemption; provided, further, that any such proration may be made on the basis of the aggregate principal amount of Debentures held by each Holder and may be made by making such adjustments as the Company deems fair and appropriate.

          (c)  Any redemption of Debentures pursuant to Section 14.01 or Section
               14.02 shall be subject to the Company obtaining any required prior approval of its primary federal banking regulator, if required by applicable law or regulation, and any other required regulatory approvals.

SECTION 14.03     Notice of Redemption; Selection of Debentures.

         In case the Company shall desire to exercise the right to redeem all, or, as the case may be, any part of the Debentures of any series in accordance with their terms, it shall fix a date for redemption and shall mail a notice of such redemption at least 30 and not more than 60 days' prior to the date fixed for redemption to the holders of Debentures of such series to be so redeemed as a whole or in part at their last addresses as the same appear on the Debenture Register. Such mailing shall be by first class mail. The notice, if mailed in the manner herein provided, shall be conclusively presumed to have been duly given, whether or not the holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the holder of any Debenture of such series designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Debenture of such series.

         Each such notice of redemption shall specify the CUSIP number, if any, of the Debentures of such series to be redeemed, the date fixed for redemption, the Redemption Price at which the Debentures of such series are to be redeemed (or the method by which such Redemption Price is to be calculated), the place or places of payment where payment will be made upon presentation and surrender of the Debentures of such series, that interest accrued to the date fixed for redemption will be paid as specified in said notice, and that on and after said date interest thereon or on the portions thereof to be redeemed will cease to accrue. If less than all the Debentures of such series are to be redeemed, the notice of redemption shall specify the numbers of the Debentures of such series to be redeemed. In case any Debenture of such series is to be redeemed in part only, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Debenture of such series, a new Debenture or Debentures in principal amount equal to the portion thereof that has not been redeemed will be issued.

         By 10:00 a.m., New York City time, on the redemption date specified in the notice of redemption given as provided in this Section, the Company will deposit with the Trustee or with one or more paying agents an amount of money sufficient to redeem on the redemption date all the Debentures of such series so called for redemption at the Redemption Price.

SECTION 14.04     Payment of Debentures Called for Redemption.

         If notice of redemption has been given as provided in Section 14.03, the Debentures of such series or portions of Debentures of such series with respect to which such notice has been given shall become due and payable on the date and at the place or places stated in such notice at the Redemption Price (subject to the rights of holders of Debentures of such series at the close of business on a regular record date in respect of an Interest Payment Date occurring on or prior to the redemption date) and on and after said date (unless the Company shall default in the payment of such Debentures of such series at the Redemption Price) interest (including Compounded Interest and Additional Sums, if any) on the Debentures of such series or portions of Debentures of such series so called for redemption shall cease to accrue. On presentation and surrender of such Debentures of such series at a place of payment specified in said notice, the said Debentures of such series or the specified portions thereof shall be paid and redeemed by the Company at the applicable Redemption Price (subject to the rights of holders of Debentures of such series on the close of business on a regular record date in respect of an Interest Payment Date occurring on or prior to the redemption date).

         Upon presentation of any Debenture redeemed in part only, the Company shall execute and the Trustee shall authenticate and make available for delivery to the holder thereof, at the expense of the Company, a new Debenture or Debentures of authorized denominations, in principal amount equal to the portion of the Debenture so presented that has not been redeemed.

                                   ARTICLE XV
                           SUBORDINATION OF DEBENTURES

SECTION 15.01     Agreement to Subordinate.

         The Company covenants and agrees, and each holder of Debentures issued hereunder likewise covenants and agrees, that the Debentures shall be issued subject to the provisions of this Article XV; and each holder of a Debenture, whether upon original issue or upon transfer or assignment thereof, accepts and agrees to be bound by such provisions.

         The payment by the Company of the principal of and interest (including Compounded Interest and Additional Sums, if any) on all Debentures issued hereunder shall, to the extent and in the manner hereinafter set forth, be subordinated and subject in right of payment to the prior payment in full of all Allocable Amounts then due and payable in respect of Senior Indebtedness, whether outstanding at the date of this Indenture or thereafter incurred.

         Unless otherwise specified in their terms, the Debentures will rank on a parity with any series of junior subordinated debentures, whether currently outstanding or created, assumed or incurred at a later date, initially issued to a trust, partnership, or other entity affiliated with the Company in connection with an issuance of securities similar to the Preferred Securities.

         No provision of this Article XV shall prevent the occurrence of any Default or Event of Default hereunder.

SECTION 15.02     Default on Senior Indebtedness.

         In the event and during the continuation of any default by the Company in the payment of principal, premium, interest or any other payment due on any Senior Indebtedness, or in the event that the maturity of any Senior Indebtedness has been accelerated because of a default and such acceleration has not been rescinded or canceled, then, in either case, no payment shall be made by the Company with respect to the principal (including redemption payments) of or interest on the Debentures (including Compounded Interest and Additional Sums, if any, or any other amounts which may be due on the Debentures pursuant to the terms hereof or thereof).

         In the event of the acceleration of the maturity of the Debentures, then no payment shall be made by the Company with respect to the principal (including redemption payments) of or interest on the Debentures (including Compounded Interest and Additional Sums, if any, or any other amounts which may be due on the Debentures pursuant to the terms hereof or thereof) until the holders of all Senior Indebtedness outstanding at the time of such acceleration shall receive payment, in full, of all Allocable Amounts due on or in respect of such Senior Indebtedness (including any amounts due upon acceleration).

         In the event that, notwithstanding the foregoing, any payment is received by the Trustee, or any Holder, when such payment is prohibited by the preceding paragraphs of this Section 15.02, such payment shall be held in trust for the benefit of, and shall be paid over or delivered by the Trustee (if the notice requested by Section 15.06 has been received by the Trustee) or by any Holder, to the holders of Senior Indebtedness or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any of such Senior Indebtedness may have been issued, as their respective interests may appear, but only to the extent of the Allocable Amounts in respect of such Senior Indebtedness and to the extent that the holders of the Senior Indebtedness (or their representative or representatives or a trustee) notify the Trustee in writing within 90 days prior to the Trustee's receipt of such payment of the Allocable Amounts then due and owing on such Senior Indebtedness, and only the Allocable Amounts specified in such notice to the Trustee shall be paid to the holders of such Senior Indebtedness.

SECTION 15.03     Liquidation; Dissolution; Bankruptcy.

         Upon any payment by the Company or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon any dissolution, winding-up, liquidation or reorganization of the Company, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, the holders of all Senior Indebtedness of the Company will first be entitled to receive payment in full of Allocable Amounts due on or in respect of such Senior Indebtedness, before any payment is made by the Company on account of the principal of or interest on the Debentures (including Compounded Interest and Additional Sums (if any) or any other amounts which may be due on the Debentures pursuant to the terms hereof or thereof); and upon any such dissolution, winding-up, liquidation or reorganization, any payment by the Company, or distribution of assets of the Company of any kind or character, whether in cash, property or securities, which the Holders or the Trustee would be entitled to receive from the Company, except for the provisions of this Article XV, shall be paid by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by the Holders or by the Trustee under the Indenture if received by them or it, directly to the holders of Senior Indebtedness of the Company (pro rata to such holders on the basis of the respective Allocable Amounts of Senior Indebtedness held by such holders, as calculated by the Company) or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing such Senior Indebtedness may have been issued, as their respective interests may appear, to the extent necessary to pay all such Allocable Amounts of Senior
Indebtedness in full, in money or moneys worth, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness, before any payment or distribution is made to the Holders or to the Trustee.

         In the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character prohibited by the foregoing, whether in cash, property or Debentures, shall be received by the Trustee, or any Holder, before the Allocable Amounts of all Senior Indebtedness is paid in full, or provision is made for such payment in money in accordance with its terms, such payment or distribution shall be held in trust for the benefit of and shall be paid over or delivered by the Trustee (if the Notice required by Section 15.06 has been received by the Trustee) or by any Holder, to the holders of such Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing such Senior Indebtedness may have been issued, as their respective interests may appear, as calculated by the Company, for application to the payment of all Allocable Amounts of Senior Indebtedness remaining unpaid to the extent necessary to pay all Allocable Amounts due on or in respect of such Senior Indebtedness in full in money in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the benefit of the holders of such Senior Indebtedness.

         For purposes of this Article XV, the words "cash, property or securities" shall not be deemed to include shares of stock of the Company as reorganized or readjusted, or Debentures of the Company or any other Company provided for by a plan of reorganization or readjustment, the payment of which is subordinated at least to the extent provided in this Article XV with respect to the Debentures to the payment of Senior Indebtedness that may at the time be outstanding, provided that: (i) such Senior Indebtedness is assumed by the new Corporation, if any, resulting from any such reorganization or readjustment; and
(ii) the rights of the holders of such Senior Indebtedness are not, without the consent of such holders, altered by such reorganization or readjustment. The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the sale, conveyance, transfer or lease of its property as an entirety, or substantially as an entirety, to another Person upon the terms and conditions provided for in
Article X of this Indenture shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this Section 15.03 if such other Person shall, as a part of such consolidation, merger, sale, conveyance, transfer or lease, comply with the conditions stated in Article X of this Indenture. Nothing in Section 15.02 or in this Section 15.03 shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.06 of this Indenture.

SECTION 15.04     Subrogation.

         Subject to the payment in full of all Allocable Amounts of Senior Indebtedness, the rights of the Holders shall be subrogated to the rights of the holders of such Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company, as the case may be, applicable to such Senior Indebtedness until the principal of and interest on the Debentures shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the holders of such Senior Indebtedness of any cash, property or Debentures to which the Holders or the Trustee would be entitled except for the provisions of this Article XV, and no payment over pursuant to the provisions of this Article XV to or for the benefit of the holders of such Senior Indebtedness by Holders or the Trustee, shall, as between the Company, its creditors other than holders of Senior Indebtedness of the Company, and the holders of the Debentures, be deemed to be a payment by the Company to or on account of such Senior Indebtedness. It is understood that the provisions of this Article XV are and are intended solely for the purposes of defining the relative rights of the holders of the Debentures, on the one hand, and the holders of such Senior Indebtedness on the other hand.

         Nothing contained in this Article XV or elsewhere in this Indenture or in the Debentures is intended to or shall impair, as between the Company, its creditors other than the holders of Senior Indebtedness of the Company, and the holders of the Debentures, the obligation of the Company, which is absolute and unconditional, to pay to the holders of the Debentures the principal of and interest (including Compounded Interest and Additional Sums, if any) on the Debentures as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the holders of the Debentures and creditors of the Company, as the case may be, other than the holders of Senior Indebtedness of the Company, as the case may be, nor shall anything herein or therein prevent the Trustee or the holder of any Debenture from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this
Article XV of the holders of such Senior Indebtedness in respect of cash, property or securities of the Company, as the case may be, received upon the exercise of any such remedy.

SECTION 15.05     Trustee to Effectuate Subordination.

         Each Holder, by such Holder's acceptance thereof, authorizes and directs the Trustee on such Holder's behalf to take such action (as the Trustee, in its discretion, deems necessary or appropriate, upon instruction or otherwise) to effectuate the subordination provided in this Article XV and appoints the Trustee such Holder's attorney-in-fact for any and all such purposes.

SECTION 15.06     Notice by the Company.

         The Company shall give prompt written notice to a Responsible Officer of the Trustee of any fact known to the Company that would prohibit the making of any payment of monies to or by the Trustee in respect of the Debentures pursuant to the provisions of this Article XV. Notwithstanding the provisions of this Article XV or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment of monies to or by the Trustee in respect of the Debentures pursuant to the provisions of this Article XV, unless and until a Responsible Officer of the Trustee shall have received written notice thereof from the Company or a holder or holders of Senior Indebtedness or from any trustee therefor; and before the receipt of any such written notice, the Trustee, subject to the provisions of Article VI of this Indenture, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this
Section 15.06 at least two Business Days prior to the date upon which, by the terms hereof, any money may become payable for any purpose (including, without limitation, the payment of the principal of or interest (including Compounded Interest and Additional Sums, if any) on any Debenture), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purposes for which they were received, and shall not be affected by any notice to the contrary that may be received by it within two Business Days prior to such date.

         The Trustee, subject to the provisions of Article VI of this Indenture, shall be entitled to conclusively rely on a written notice delivered to it by a Person representing himself to be a holder of Senior Indebtedness of the Company (or a trustee on behalf of such holder), as the case may be, to establish that such notice has been given by a holder of such Senior Indebtedness or a trustee on behalf of any such holder or holders. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of such Senior Indebtedness to participate in any payment or distribution pursuant to this Article XV, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of such Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article XV, and, if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

         Upon any payment or distribution of assets of the Company referred to in this Article XV, the Trustee, subject to the provisions of Article VI of this Indenture, and the Holders shall be entitled to conclusively rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding-up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, liquidating trustee, custodian, receiver, assignee for the benefit of creditors, agent or other person making such payment or distribution, delivered to the Trustee or to the Holders, for the purpose of ascertaining the persons entitled to participate in such payment or distribution, the holders of Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article XV.

SECTION 15.07     Rights of the Trustee; Holders of Senior Indebtedness.

         The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article XV in respect of any Senior Indebtedness at any time held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

         With respect to the holders of Senior Indebtedness of the Company, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article XV, and no implied covenants or obligations with respect to the holders of such Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of such Senior Indebtedness and, subject to the provisions of Article VI of this Indenture, the Trustee shall not be liable to any holder of such Senior Indebtedness if it shall pay over or deliver to Holders, the Company or any other Person money or assets to which any holder of such Senior Indebtedness shall be entitled by virtue of this Article XV or otherwise.

         Nothing in this Article XV shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.06.

SECTION 15.08     Subordination May Not Be Impaired.

         No right of any present or future holder of any Senior Indebtedness of the Company to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company, as the case may be, or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company, as the case may be, with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof that any such holder may have or otherwise be charged with.

         Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness of the Company may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders, without incurring responsibility to the Holders and without impairing or releasing the subordination provided in this Article XV or the obligations hereunder of the holders of the Debentures to the holders of such Senior Indebtedness, do any one or more of the following:

          (a) Change the manner, place or terms of payment or extend the time of payment of, or renew or alter, such Senior Indebtedness, or otherwise amend or supplement in any manner such Senior Indebtedness or any instrument evidencing the same or any agreement under which such Senior Indebtedness is outstanding;

          (b)  Sell,  exchange,  release  or  otherwise  deal with any  property
               pledged,    mortgaged   or   otherwise   securing   such   Senior
               Indebtedness;

          (c) Release any Person liable in any manner for the collection of such Senior Indebtedness; and

          (d) Exercise or refrain from exercising any rights against the Company, as the case may be, and any other Person.

SECTION 15.09     Payment Blockage Notice.

         During the continuance of any event of default with respect to any Senior Indebtedness, as such event of default is defined under any such Senior Indebtedness or in any agreement pursuant to which any Senior Indebtedness has been issued (other than a default in payment of the principal of or interest on any Senior Indebtedness), permitting the holder or holders of such Senior Indebtedness to accelerate the maturity thereof, no payment shall be made by the Company, directly or indirectly, with respect to principal of, premium, if any, or interest on the Debentures for 179 days following notice in writing (a "Payment Blockage Notice") to the Company, from any holder or holders of such Senior Indebtedness or their representative or representatives or the trustee or trustees under any indenture or under which any instrument evidencing any such Senior Indebtedness may have been issued, that such an event of default has occurred and is continuing, unless such event of default has been cured or waived or such Senior Indebtedness has been paid in full; provided, however, if the maturity of such Senior Indebtedness is accelerated, no payment may be made on the Debentures until such Senior Indebtedness has been paid in full in cash or other payment satisfactory to the holders of such Senior Indebtedness or such acceleration (or termination, in the case of a lease) has been cured or waived.

         For purposes of this Section 15.09, such Payment Blockage Notice shall be deemed to include notice of all other events of default under such indenture or instrument which are continuing at the time of the event of default specified in such Payment Blockage Notice. The provisions of this Section 15.09 shall apply only to one such Payment Blockage Notice given in any period of 365 days with respect to any issue of Senior Indebtedness, and no such continuing event of default that existed or was continuing on the date of delivery of any Payment Blockage Notice shall be, or shall be made, the basis for a subsequent Payment Blockage Notice.

                                  ARTICLE XVI
                      EXTENSION OF INTEREST PAYMENT PERIOD

SECTION 16.01     Extension of Interest Payment Period.

         So long as no Event of Default has occurred and is continuing, the Company shall have the right, at any time and from time to time during the term of the Debentures of any series, to defer payments of interest by extending the interest payment period of such Debentures of such series for a period not exceeding [__] consecutive [semi-annual] periods, including the first such [semi-annual] period during such extension period (the "Extended Period"), during which Extended Period no interest shall be due and payable, provided that no Extended Period shall end on a date other than an Interest Payment Date or extend beyond the Stated Maturity Date. To the extent permitted by applicable law, interest, the payment of which has been deferred because of the extension of the interest payment period pursuant to this Section 16.01, will bear interest thereon at the Coupon Rate compounded semi-annually for each semi-annual period during the Extended Period ("Compounded Interest"). At the end of the Extended Period, the Company shall pay all interest accrued and unpaid on the Debentures of such series, including any Additional Sums and Compounded Interest (together, "Deferred Interest"), that shall be payable to the holders of the Debentures of such series in whose names the Debentures are registered in the Debenture Register on the record date immediately preceding the end of the Extended Period. Before the termination of any Extended Period, the Company may further defer payments of interest by further extending such Extended Period, provided that such Extended Period, together with all such previous and further extensions within such Extended Period, shall not (i) exceed [__] consecutive [semi-annual] periods, including the first such [semi-annual] period during such Extended Period, (ii) end on a date other than an Interest Payment Date or (iii) extend beyond the Stated Maturity Date of the Debentures of such series. Upon the termination of any Extended Period and the payment of all amounts then due, the Company may commence a new Extended Period, subject to the foregoing requirements. No interest shall be due and payable during an Extended Period, except at the end thereof, but the Company may redeem at any time all or any portion of the interest accrued during an Extended Period.

SECTION 16.02     Notice of Extension.

          (a) If the Property Trustee is the only holder of the Debentures of any series at the time the Company elects to commence an Extended Period, the Company shall give written notice to the Administrative Trustees, the Property Trustee and the Trustee of its election to commence such Extended Period at least five Business Days before the earlier of (i) the next succeeding date on which Distributions on the Trust Securities would have been payable, and (ii) the date the Property Trustee is required to give notice of the record date, or the date such Distributions are payable, to any national securities exchange or to holders of the Preferred Securities, but in any event at least five Business Days before such record date.

          (b) If the Property Trustee is not the only holder of the Debentures of such series at the time the Company elects to commence an Extended Period, the Company shall give the holders of the Debentures of such series and the Trustee written notice of its election of such Extended Period at least 10 Business Days before the earlier of (i) the next succeeding Interest Payment Date, and
               (ii) the date the Trustee is required to give notice of the record or payment date of such interest payment to any national securities exchange.

          (c) The [semi-annual] period in which any notice is given pursuant to paragraphs (a) or (b) of this Section 16.02 shall be counted as one of the [__] semi-annual periods permitted in the maximum
               Extended Period permitted under Section 16.01. The Bank of New York hereby accepts the trusts in this Indenture declared and provided, upon the terms and conditions hereinabove set forth.

                                  ARTICLE XVII
                           [CONVERSION OF debentures]

SECTION 17.01     [Conversion Rights

         The Debentures or any portion of the principal amount thereof that is $[_____] or an integral multiple of $[_____] shall be convertible into a number of fully paid and nonassessable shares (calculated as to each conversion to the nearest 1/100th of a share) of Common Stock in accordance with their terms and in accordance with and subject to this Article. In case a Debenture or portion thereof is called for redemption, such conversion right in respect of the Debenture or portion so called shall expire at the close of business on the Business Day that is 10 days prior to the Redemption Date, unless the Company defaults in making the payment due upon redemption.

         The price at which shares of Common Stock shall be delivered upon conversion, which shall be specified pursuant to Section 2.01, shall be referred to herein as the "Conversion Price". The Conversion Price shall be adjusted in certain instances as provided in paragraphs (a), (b), (c), (d) and (g) of
Section 17.04.

SECTION 17.02     Exercise of Conversion Privilege

         To convert all or a portion of the Debentures, the Holder thereof shall deliver to the office or agency maintained by the Company for such purpose (the "Conversion Agent") a Conversion Request setting forth the principal amount of Debentures to be converted, together with the name or names, if other than the Holder, in which the shares of Common Stock should be issued upon conversion and, if such Debentures are in certificate form, surrender to the Conversion Agent the Debentures to be converted, duly endorsed or assigned to the Company or in blank. In addition, a holder of Preferred Scurities may exercise its right under the Trust Agreement to exchange such Preferred Securities for Debentures which shall be converted into Common Stock by delivering to the Conversion Agent a Conversion Request setting forth the information called for in the preceding sentence and directing the Conversion Agent (i) to exchange such Preferred Security for a portion of the Debentures held by the Trust and (ii) to immediately convert such Debentures, on behalf of such Holder, into Common Stock pursuant to this Article and, if such Preferred Securities are in certificate form, surrendering such Preferred Securities, duly endorsed or assigned to the Company or in blank. So long as any Preferred Securities are outstanding, Debentures shall not be converted into shares of Common Stock except pursuant to a Conversion Request delivered to the Conversion Agent by a holder of Preferred Securities. Debentures surrendered for conversion during the period from the close of business on any Regular Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date shall (except in the case of Debentures or portions thereof that have been called for redemption on a Redemption Date within such period) be accompanied by payment in New York Clearing House funds or other funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount of Debentures being surrendered for conversion. Except as provided in the preceding sentence and in Section 2.05, no payment or adjustment shall be made upon any conversion on account of any interest accrued on the Debentures surrendered for conversion or on account of any dividends on the Common Stock issued upon conversion.

         Each conversion shall be deemed to have been effected immediately prior to 5:00 p.m., New York, New York time, on the Business Day on which the Conversion Request and any other required deliveries were received (the "Conversion Date") by the Conversion Agent from the Holder or from a holder of the Preferred Securities effecting a conversion thereof pursuant to its conversion rights under the Trust Agreement, as the case may be. The person or persons entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as a record holder or holders of such Common Stock as of the Conversion Date. As promptly as practicable on or after the Conversion Date, the Company shall issue and deliver at the office of the Conversion Agent, unless otherwise directed by the Holder in the Conversion Request, a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion, together with the cash payment, if any, in lieu of any fraction of any share to the Person or Persons entitled to receive the same. The Conversion Agent shall deliver such certificate or certificates to each person or persons, together with payment in lieu of any fractional share, as provided in Section 17.03.

         In the case of any Debenture that is converted in part only, upon such conversion the Company shall execute and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the Company, a new Debenture or Debentures of authorized denominations in aggregate principal amount equal to the portion of the principal amount of such Debenture not converted.

         In effecting the conversion transactions described in this Section 17.02, the Conversion Agent is acting as agent of the holders of Preferred Securities (in the exchange of Preferred Securities for Debentures) and as agent of the Holders (in the exchange of Debentures into Common Stock), as the case may be, directing it to effect such conversion transactions. The Conversion Agent is hereby authorized (i) to exchange Preferred Securities for Debentures held by the Trust from time to time in connection with the conversion of such Preferred Securities in accordance with this Article, and (ii) to convert all or a portion of the Debentures into Common Stock and thereupon to deliver such shares of Common Stock in accordance with the provisions of this Article and to deliver to the Trust a new Debenture or Debentures for any resulting unconverted principal amount.

SECTION 17.03     Fractional Shares

              No  fractional  shares  of  Common  Stock  shall  be  issued  upon conversion. If more than one Debenture or Preferred Security shall be surrendered for conversion at one time by the same Holder, the number of full shares that shall be issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Debentures or Preferred Securities (or specified portions thereof) so surrendered. Instead of a fractional share of Common Stock that would otherwise be issuable upon conversion of any Debenture or or Preferred Security (or specified portions thereof), the Company shall pay to the Conversion Agent a cash adjustment in respect of such fraction in an amount equal to the same fraction of the market price per share of Common Stock (as determined by the Board of Directors or in any manner prescribed by the Board of Directors) at the close of business on the day of conversion and the Conversion Agent in turn shall make such payment, if any, to the Holder or the holder of the Preferred Securities so converted.

SECTION 17.04     Adjustment of Conversion Price

          (a) In case the Company shall pay or make a dividend or other distribution on any class of capital stock of the Company in Common Stock, the Conversion Price in effect at the opening of the Trading Day following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be reduced by multiplying such Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding at the close of the Trading Day on the date fixed for such determination and the denominator of which shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this paragraph (a), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company, but shall include shares issuable in respect of scrip certificates issued in lieu of fractional shares of Common Stock. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

          (b) In case the Company shall issue rights or warrants to all holders of its Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share (determined as provided in paragraph (f) of this Section) of the Common Stock on the dated fixed for the determination of stockholders entitled to receive such rights or warrants, the Conversion Price in effect at the opening of the Trading Day following the date fixed for such determination shall be reduced by multiplying such Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock that the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such current market price and the denominator of which shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock so offered for subscription or purchase, such reduction to become effective immediately after the opening of the Trading Day following the date fixed for determination. For the purposes of this paragraph
               (b), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company, but shall include shares issuable in respect of scrip certificates issued in lieu of fractional shares of Common Stock. The Company will not issue any rights or warrants in respect of shares of Common Stock held in the treasury of the Company.

          (c) In case outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Conversion Price in effect at the opening of the Trading Day following the day upon which such subdivision becomes effective shall be proportionately reduced and, conversely, in the case that outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

          (d) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock evidences of its Indebtedness or assets (including securities, but excluding any rights or warrants referred to in paragraph (b) of this Section, any dividend or distribution paid in cash out of the retained earnings of the Company and any dividend or distribution referred to in paragraph (a) of this Section), the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution by a fraction, the numerator of which shall be the current market price share (determined as provided in paragraph (f) of this Section) of the Common Stock on the date fixed for such determination less the then fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution filed with the Trustee) of the portion of the assets or evidences of Indebtedness so distributed applicable to one share of Common Stock and the denominator of which shall be such current market price per share of the Common Stock, such adjustment to become effective immediately prior to the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such distribution.

          (e) The reclassification of Common Stock into securities other than Common Stock (other than any reclassification upon a consolidation or merger, to which Section 17.11 applies) shall be deemed to involve (i) a distribution of such securities other than Common Stock to all holders of Common Stock (and the effective date of such reclassification shall be deemed to be "the date fixed for the determination of stockholders entitled to receive such distribution" and "the date fixed for such determination" within the meaning of paragraph (d) of this Section) and (ii) a subdivision or combination, as the case may be, of the number of shares of Common Stock outstanding immediately prior to such reclassification into the number of shares of Common Stock outstanding immediately thereafter (and the effective date of such reclassification shall be deemed to be "the day upon which such subdivision becomes effective" or "the day upon which such combination becomes effective", as the case may be, and "the day upon which such subdivision or combination becomes effective" within the meaning of paragraph (c) of this Section).

          (f) For the purpose of any computation under paragraphs (b) and (d) of this Section, the current market price per share of Common Stock on any date shall be deemed to be the average of the daily closing prices for the five consecutive Trading Days selected by the Company commencing not more than 20 Trading Days before, and ending not later than, the earlier of the day in question and the day before the "ex" date with respect to the issuance or distribution requiring such computation. The closing price for each day shall be the last reported sales price regular way or, in case that no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case on the New York Stock Exchange or, if the Common Stock is not listed or admitted to trading on such Exchange, on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, on the Nasdaq National Market or, if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted on the Nasdaq National Market, the average of the closing bid and asked prices in the over-the-counter market as furnished by any New York Stock Exchange member firm selected from time to time by the Company for that purpose. For purposes of this paragraph, the term "`ex date", when used with respect to any issuance or distribution, means the first date on which the Common Stock trades regular way on such exchange or in such market without the right to receive such issuance or distribution.

          (g) The Company may make such reductions in the Conversion Price, in addition to those required by paragraphs (a), (b), (c) and (d) of this Section, as it considers to be advisable in order that any event treated for federal income tax purposes as a dividend of stock or stock rights shall not be taxable to the recipients.

SECTION 17.05     Notice of Adjustments of Conversion Price

     Whenever the Conversion Price is adjusted as herein provided:

          (a) the Company shall compute the adjusted Conversion Price in accordance with Section 17.04 and shall prepare a certificate signed by the Treasurer of the Company setting forth the adjusted Conversion Price and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed at the Trustee, the Conversion Agent and the transfer agent for the Preferred Securities and the Debentures;

          (b) a notice stating that the Conversion Price has been adjusted and setting forth the adjusted Conversion Price shall forthwith be required and, as soon as practicable after it is required, shall be mailed by the Company to all Holders and all holders of Preferred Securities at their last addresses as they shall appear in the Register.

SECTION 17.06     Notice of Certain Corporate Action

     In case:

          (a) the Company shall declare a dividend (or any other distribution) on the Common Stock payable otherwise than in cash out of its retained earnings; or

          (b) the Company shall authorize the granting to the holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any other rights; or

          (c) of any reclassification of the Common Stock (other than a subdivision or combination of its outstanding shares of Common Stock), or of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

          (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

 then the Company shall (i) if any Preferred Securities are outstanding, cause to be filed with the Property Trustee and the transfer agent for the Preferred Securities, and shall cause to be mailed to all holders of record of the Preferred Securities at their last addresses as they shall appear in the Preferred Securities register of the Trust, or (2) cause to be mailed to all Holders at their last addresses as they shall appear in the Debenture Register, at least 20 days (or 10 days in any case specified in clause (a) or (b) above) prior to the applicable record or effective date hereinafter specified, a notice stating (y) the date on which a record is to be taken for the purpose of such dividend, distribution, rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined, or (z) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up (but no failure to mail such notice or any defect therein or in the mailing thereof shall affect the validity of the corporate action required to be specified in such notice).

SECTION 17.07     Company to Reserve Common Stock

              The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock, for the purpose of effecting the conversion of Debentures, the full number of shares of Common Stock then issuable upon the conversion of all outstanding Debentures.

SECTION 17.08     Taxes on Conversions

              The Company will pay any and all taxes that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of Debentures pursuant hereto. The Company shall not, however, be required to pay any tax that may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that of the Holder of the Debenture or Debentures to be converted, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of any such tax, or has established to the satisfaction of the Company that such tax has been paid.

SECTION 17.09     Covenant as to Common Stock

              The Company covenants that all shares of Common Stock that may be issued upon conversion of Debentures will upon issue be fully paid and nonassessable and, except as provided in Section 17.08, the Company will pay all taxes, liens and charges with respect to the issue thereof.

SECTION 17.10     Cancellation of Converted Debentures

              All Debentures delivered for conversion shall be delivered to the Trustee to be cancelled by or at the direction of the Trustee, which shall dispose of the same as provided in Section 3.09.

SECTION 17.11     Provisions in Case of Consolidation, Merger or Sale of Assets

              In case of any consolidation of the Company with, or merger of the Company into, any other Person, any merger of another Person into the Company (other than a merger that does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock) or any sale or transfer of all or substantially all of the assets of the Company, the Person formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, shall execute and deliver to the Trustee a supplemental indenture providing that the Holder of each Debenture then outstanding shall have the right thereafter, during the period such Debenture shall be convertible as specified in Section 17.01, to convert such Debenture only into the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by a holder of the number of shares of Common Stock into which such Debenture might have been converted immediately prior to such consolidation, merger, sale or transfer, assuming such holder of Common Stock (i) is not a Person with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale or transfer was made, as the case may be ("constituent Person"), or an Affiliate of a constituent Person and (ii) failed to exercise his rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer (provided that if the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer is not the same for each share of Common Stock of the Company held immediately prior to such consolidation, merger, sale or transfer by others than a constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised ("nonelecting share"), then for the purpose of this Section the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by each nonelecting share shall be deemed to be the kind and amount so receivable per share by a plurality of the nonelecting shares). Such supplemental indenture shall provide for adjustments that, for events subsequent to the effective date of such supplemental indenture, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article. The above provisions of this Section shall similarly apply to successive consolidations, mergers, sales or transfers.

     The Company shall be solely responsible for performing the duties and responsibilities contained in this Article and the Trustee shall have no responsibility therefor.]

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed by their respective officers thereunto duly authorized, as of the day and year first above written.

                                           COMMERCE BANCORP, INC.



                                            By:
                                                     ---------------------------
                                                     Name:
                                                     Title:


                                           THE BANK OF NEW YORK,
                                           as Trustee



                                          By:
                                                     ---------------------------
                                                     Name:
                                                     Title: